CG Variable Life Insurance Separate Account A of Connecticut General Life Insurance Company
Financial Statements

As of December 31, 2024 and for the Years Ended December 31, 2024 and December 31, 2023 and Report of Independent Registered Public Accounting Firm

CG Variable Life Insurance Separate Account A of Connecticut General Life Insurance Company

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CG Variable Life Insurance Separate Account A of Connecticut General Life Insurance Company

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Connecticut General Life Insurance Company and the Policyowners of CG Variable Life Insurance Separate Account A

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts of CG Variable Life Insurance Separate Account A indicated in the table below as of December 31, 2024, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of CG Variable Life Insurance Separate Account A as of December 31, 2024, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

American Century VP Capital Appreciation Fund (Class I) (2)	Fidelity VIP Overseas Portfolio (Initial Class) (1)
BNY Mellon Stock Index Fund (Initial Class) (1)	Goldman Sachs VIT Government Money Market Fund (Institutional Class) (1)
Fidelity VIP Asset Manager Portfolio (Initial Class) (1)	Janus Henderson VIT Enterprise Portfolio (Institutional Class) (1)
Fidelity VIP Equity-Income Portfolio (Initial Class) (1)	Vanguard VIF Equity Income Portfolio (1)
Fidelity VIP Investment Grade Bond Portfolio (Initial Class) (1)	Vanguard VIF Equity Index Portfolio (1)
(1)Statement of operations for the year ended December 31, 2024 and statement of changes in net assets for the years ended December 31, 2024 and 2023
(2)Statement of operations for the period January 1, 2024 to May 22, 2024 (date of liquidation), and statement of changes in net assets for the period January 1, 2024 to May 22, 2024 (date of liquidation) and the year ended December 31, 2023.

Basis for Opinions

These financial statements are the responsibility of the Connecticut General Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of CG Variable Life Insurance Separate Account A based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of CG Variable Life Insurance Separate Account A in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

PricewaterhouseCoopers LLP, CITYPLACE I 185 Asylum Street Suite 2400 Hartford, Connecticut 06103-3404
T: 860 241 7000, www.pwc.com/us

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CG Variable Life Insurance Separate Account A of Connecticut General Life Insurance Company

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.

Our procedures included confirmation of investments owned as of December 31, 2024 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Hartford, Connecticut
April 30, 2025

We have served as the auditor of one or more of the subaccounts of CG Variable Life Insurance Separate Account A since 2022.

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CG Variable Life Insurance Separate Account A of Connecticut General Life Insurance Company
Statements of Net Assets
As of December 31, 2024

	American Century VP Capital Appreciation *	BNY Mellon Stock Index Fund	Fidelity VIP Asset Manager Portfolio	Fidelity VIP Equity Income Portfolio	Fidelity VIP Investment Grade Bond Portfolio

ASSETS:
Investment in variable insurance funds and portfolios, at fair value
	$—	$111,377	$43,928	$15,918	$5,120

Total net assets	$—	$111,377	$43,928	$15,918	$5,120

Total shares outstanding	—	1,395	2,673	599	466
Net asset value per share (NAV)	—	$79.76	$16.45	$26.59	$10.98
Total units outstanding	—	1,872	1,363	310	196
Variable accumulation unit value	—	$59.36	$32.24	$51.15	$26.12
Identified cost of investment	—	75,703	41,185	13,949	5,739

*This Sub-account was closed on May 22, 2024. Refer to Note 1 for detail.
The accompanying Notes to the Financial Statements are an integral part of these financial statements.

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CG Variable Life Insurance Separate Account A of Connecticut General Life Insurance Company
Statements of Net Assets (Continued)
As of December 31, 2024

	Fidelity VIP Overseas Portfolio	Goldman Sachs VIT Government Money Market Fund	Janus Henderson VIT Enterprise Portfolio	Vanguard VIF Equity Income Portfolio	Vanguard VIF Equity Index Portfolio

ASSETS:
Investment in variable insurance funds and portfolios, at fair value
	$6,387	$8,193	$1,636	$51,743	$19,434

Total net assets	$6,387	$8,193	$1,636	$51,743	$19,434

Total shares outstanding	251	8,203	19	2,065	270
Net asset value per share (NAV)	$25.47	$1.00	$84.18	$25.06	$72.14
Total units outstanding	244	694	87	2,443	699
Variable accumulation unit value	$26.20	$11.81	$18.50	$21.17	$27.86
Identified cost of investment	5,933	8,192	1,559	48,342	14,395

The accompanying Notes to the Financial Statements are an integral part of these financial statements.
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CG Variable Life Insurance Separate Account A of Connecticut General Life Insurance Company
Statements of Operations
For the year ended December 31, 2024

	American Century VP Capital Appreciation*	BNY Mellon Stock Index Fund	Fidelity VIP Asset Manager Portfolio	Fidelity VIP Equity Income Portfolio	Fidelity VIP Investment Grade Bond Portfolio
INVESTMENT INCOME (LOSS):
Dividend income	$—	$1,367	$1,074	$279	$171
Net investment income (loss)	—	1,367	1,074	279	171

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain (loss) on sale of investments	(16)	7,112	1,024	299	(91)
Realized gain distributions	30	7,285	280	912	—
Realized gain (loss) on investments	14	14,397	1,305	1,211	(91)
Change in unrealized appreciation (depreciation) on investments	43	8,837	1,250	785	18

Net realized and unrealized gain (loss) on investments	57	23,234	2,555	1,996	(73)

Net increase (decrease) in net assets resulting from operations	$57	$24,601	$3,629	$2,275	$98

*Activities for this Sub-Account are for the period. January 1, 2024 through May 22, 2024. Refer to note 1 for detail on the closed Sub-Account.
The accompanying Notes to the Financial Statements are an integral part of these financial statements

Statements of Operations (Continued)
For the year ended December 31, 2024

	Fidelity VIP Overseas Portfolio	Goldman Sachs VIT Government Money Market Fund	Janus Henderson VIT Enterprise Portfolio	Vanguard VIF Equity Income Portfolio	Vanguard VIF Equity Index Portfolio
INVESTMENT INCOME (LOSS):
Dividend income	$109	$378	$9	$1,298	$210
Net investment income (loss)	109	378	9	1,298	210

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain (loss) on sale of investments	246	—	—	740	864
Realized gain distributions	297	—	62	2,732	594
Realized gain (loss) on investments	543	—	62	3,472	1,458
Change in unrealized appreciation (depreciation) on investments	(280)	—	139	1,662	1,625

Net realized and unrealized gain (loss) on investments	263	—	201	5,134	3,083

Net increase (decrease) in net assets resulting from operations	$372	$378	$210	$6,432	$3,293

The accompanying Notes to the Financial Statements are an integral part of these financial statements

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CG Variable Life Insurance Separate Account A of Connecticut General Life Insurance Company
Statements of Changes in Net Assets
For the years ended December 31, 2024 and December 31, 2023

	American Century VP Capital Appreciation*		BNY Mellon Stock Index Fund		Fidelity VIP Asset Manager Portfolio
	2024	2023	2024	2023	2024	2023

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$—	$2	$1,367	$1,599	$1,074	$986
Realized gain (loss) on investments	14	(3,748)	14,397	8,728	1,305	(304)
Change in unrealized appreciation (depreciation) on investments	43	6,359	8,837	15,232	1,250	4,612
Net increase (decrease) in net assets resulting from operations	57	2,613	24,601	25,559	3,629	5,294

Contributions and (Withdrawals):
Payments received from policyowners	—	—	—	—	20,843	18,219
Policyowners' surrenders	—	(28,542)	—	—	—	—
Net Transfers	(860)	—	—	—	—	—
Cost of insurance, administrative fees and transaction fees	(132)	(504)	(24,719)	(25,370)	(24,146)	(24,243)
Net contributions and (withdrawals)	(992)	(29,046)	(24,719)	(25,370)	(3,303)	(6,024)

Increase (decrease) in net assets	$(935)	$(26,433)	$(118)	$189	$326	$(730)

NET ASSETS:
Beginning of period	935	27,368	111,495	111,306	43,602	44,332
End of period	$—	$935	$111,377	$111,495	$43,928	$43,602
.
*Activities for this Sub-Account are for the period. January 1, 2024 through May 22, 2024. Refer to note 1 for detail on the closed Sub-Account.
The accompanying Notes to the Financial Statements are an integral part of these financial statements
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CG Variable Life Insurance Separate Account A of Connecticut General Life Insurance Company
Statements of Changes in Net Assets (Continued)
For the years ended December 31, 2024 and December 31, 2023

	Fidelity VIP Equity Income Portfolio		Fidelity VIP Investment Grade Bond Portfolio		Fidelity VIP Overseas Portfolio
	2024	2023	2024	2023	2024	2023
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$279	$282	$171	$134	$109	$67
Realized gain (loss) on investments	1,211	571	(91)	(192)	543	126
Change in unrealized appreciation (depreciation) on investments	785	675	18	365	(280)	1,038
Net increase (decrease) in net assets resulting from operations	2,275	1,528	98	307	372	1,231

Contributions and (Withdrawals):
Payments received from policyowners	—	—	2,164	1,824	869	1,191
Policyowners' surrenders	—	—	—	—	—	—
Net Transfers	—	—	—	—	—	—
Cost of insurance, administrative fees and transaction fees	(1,715)	(2,159)	(2,564)	(2,175)	(1,942)	(1,742)
Net contributions and (withdrawals)	(1,715)	(2,159)	(400)	(351)	(1,073)	(551)

Increase (decrease) in net assets	$560	$(631)	$(302)	$(44)	$(701)	$680

NET ASSETS:
Beginning of period	15,358	15,989	5,422	5,466	7,088	6,408
End of period	$15,918	$15,358	$5,120	$5,422	$6,387	$7,088

The accompanying Notes to the Financial Statements are an integral part of these financial statements

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CG Variable Life Insurance Separate Account A of Connecticut General Life Insurance Company
Statements of Changes in Net Assets (Continued)
For the years ended December 31, 2024 and December 31, 2023

	Goldman Sachs VIT Government Money Market Fund		Janus Henderson VIT Enterprise Portfolio		Vanguard VIF Equity Income Portfolio
	2024	2023	2024	2023	2024	2023
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$378	$309	$9	$—	$1,298	$1,173
Realized gain (loss) on investments	—	—	62	84	3,472	2,355
Change in unrealized appreciation (depreciation) on investments	—	—	139	129	1,662	(415)
Net increase (decrease) in net assets resulting from operations	378	309	210	213	6,432	3,113

Contributions and (Withdrawals):
Payments received from policyowners	3,269	2,755	336	435	26,721	20,314
Policyowners' surrenders	—	—	—	—	—	(10,448)
Net Transfers	830	—	—	—	—	—
Cost of insurance, administrative fees and transaction fees	(3,148)	(2,672)	(317)	(426)	(23,074)	(27,693)
Net contributions and (withdrawals)	951	83	19	9	3,647	(17,827)

Increase (decrease) in net assets	$1,329	$392	$229	$222	$10,079	$(14,714)
NET ASSETS:
Beginning of period
End of period	6,864	6,472	1,407	1,185	41,664	56,378
	$8,193	$6,864	$1,636	$1,407	$51,743	$41,664

The accompanying Notes to the Financial Statements are an integral part of these financial statements

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CG Variable Life Insurance Separate Account A of Connecticut General Life Insurance Company
Statements of Changes in Net Assets (Continued)
For the years ended December 31, 2024 and December 31, 2023

	Vanguard VIF Equity Index Portfolio
	2024	2023
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$210	$333
Realized gain (loss) on investments	1,458	8,691
Change in unrealized appreciation (depreciation) on investments	1,625	(1,526)
Net increase (decrease) in net assets resulting from operations	3,293	7,498

Contributions and (Withdrawals):
Payments received from policyowners	9,753	4,471
Policyowners' surrenders	—	(71,102)
Net Transfers	—	—
Cost of insurance, administrative fees and transaction fees	(9,579)	(18,270)
Net contributions and (withdrawals)	174	(84,901)

Increase (decrease) in net assets	$3,467	$(77,403)

NET ASSETS:
Beginning of period	15,967	93,370
End of period	$19,434	$15,967

The accompanying Notes to the Financial Statements are an integral part of these financial statements

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CG Variable Life Insurance Separate Account A of Connecticut General Life Insurance Company

Notes to Financial Statements

1. Organization

CG Variable Life Insurance Separate Account A (Separate Account A or the "Account") is registered as a Unit Investment Trust under the Investment Company Act of 1940, as amended as a unit investment trust that follows the accounting and reporting under ASC 946. The operations of Separate Account A are part of the operations of Connecticut General Life Insurance Company (CG Life). The assets and liabilities of Separate Account A are clearly identified and distinguished from other assets and liabilities of CG Life. The assets of Separate Account A are not available to meet the general obligations of CG Life and are held for the exclusive benefit of the participants. Effective after July 1, 2006, sales of new policies were discontinued.

The American Century VP Capital Appreciation Fund (Class I) was closed on May 22, 2024, and no additional funding from participants has been allocated. Furthermore, there will be no changes to investment objectives or associated fees.

At December 31, 2024, the assets of Separate Account A are divided into variable sub-accounts, each of which is invested in shares of one of nine diversified open-end investment management companies' mutual funds, each portfolio having its own investment objective. Transfers are permitted between these variable sub-accounts and to and from a fixed account option offered by CG Life. The fixed account is not included in these financial statements. The variable sub-accounts are:

BNY Mellon Investment Management:
BNY Mellon Stock Index Fund (Initial Class)
Fidelity Variable Insurance Products (VIP) Products:
Fidelity VIP Asset Manager Portfolio (Initial Class)
Fidelity VIP Equity-Income Portfolio (Initial Class)
Fidelity VIP Investment Grade Bond Portfolio (Initial Class)
Fidelity VIP Overseas Portfolio (Initial Class)
Goldman Sachs Variable Insurance Trust:
Goldman Sachs VIT Government Money Market Fund (Institutional Class)
Janus Henderson Variable Insurance Trust:
Janus Henderson VIT Enterprise Portfolio (Institutional Class)
Vanguard Variable Insurance Funds:
Vanguard VIF Equity Income Portfolio
Vanguard VIF Equity Index Portfolio

2. Significant Accounting Policies

These financial statements have been prepared in conformity with generally accepted accounting principles and reflect management’s estimates and assumptions, such as those regarding fair value, that affect recorded amounts. Actual results could differ from those estimates. Significant estimates are discussed throughout these Notes to Financial
12

CG Variable Life Insurance Separate Account A of Connecticut General Life Insurance Company

Notes to Financial Statements (Continued)
Statements. The following is a summary of significant accounting policies consistently applied in the preparation of the Account's financial statements:

A. Investment Valuation: Investments held by the variable sub-accounts consist of shares of mutual funds that are valued at their respective closing net asset values per share as determined by the mutual funds as of December 31, 2024. The change in the difference between cost and fair value is reflected as a change in net unrealized gain (loss) in the Statements of Operations. See below for further information on Fair Value Measurements.

B. Investment Transactions: Investment transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on sales of investments are determined by the average cost basis of the investments sold. Dividend and capital gain distributions are recorded on the ex-dividend date. Investment transactions are settled through CG Life. Amounts due to or due from CG Life are recorded as payables to/receivables from CG Life in the Statements of Assets and Liabilities. There were no such payables to or receivables from CG Life as of December 31, 2024.

C. Federal Income Taxes: The operations of the Account form a part of, and are taxed with, the total operations of CG Life, which is taxed as a life insurance company. Under existing Federal income tax law, investment income (dividends) and capital gains attributable to the Account are not taxed.
D. Policies: Reinstated policies due to lapses that are re-issued in the current year are deemed issued under that policy's original effective date with regard to fee structures. No new policies were issued during this statement period and it is expected that no new policies will be issued in the future.

E. Segments : The Managing Director of Corporate Owned Life Insurance (COLI) acts as the Separate Account’s Chief Operating Decision Maker (“CODM”) making decisions about investment options as well as associated expenses of the separate account. COLI is sold to corporations to provide coverage on the lives of certain employees for financing employer-paid future benefit obligations. The life insurance policies are issued by Connecticut General Life Insurance Company. In accordance with FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures, it was determined that each of the individual subaccounts make up one operating segment of the Separate Account. The Separate Accounts investment options are pre-determined in accordance with the terms of its prospectus. The financial information provided to and reviewed by the CODM is consistent with that presented within the Separate Account's Statement of Net Assets, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights.

F. Fair Value Measurements: The Account carries financial instruments at fair value in the financial statements, including mutual funds.

Fair value is defined as the price at which an asset could be exchanged in an orderly transaction between market participants at the balance sheet date. A liability's fair value is defined as the amount that would be paid to transfer the liability to a market participant, not the amount that would be paid to settle the liability with the creditor.

The Account’s financial assets carried at fair value have been classified based upon a hierarchy defined by GAAP. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset's or a liability's classification is based on the lowest level of input that is significant to its measurement. For example, a financial asset or liability carried at fair value would be classified in Level 3 if unobservable inputs were significant to the instrument's fair value, even though the measurement may be derived using inputs that are both observable (Levels 1 and 2) and unobservable (Level 3).

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CG Variable Life Insurance Separate Account A of Connecticut General Life Insurance Company

Notes to Financial Statements (Continued)

2. Significant Account Policies (Continued)

•Level 1 – Inputs for instruments classified in Level 1 include unadjusted quoted prices for identical assets in active markets accessible at the measurement date. Active markets are defined as markets where many transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis, and include exchanges and dealer markets.

•Level 2 – Inputs for instruments classified in Level 2 include quoted prices for similar assets or liabilities in active markets, quoted prices from those willing to trade in markets that are not active or other inputs that are market observable or can be corroborated by market data for the term of the instrument. Such other inputs include market interest rates and volatilities, spreads and yield curves. An instrument is classified in Level 2 if the Company determines that unobservable inputs are insignificant.

•Level 3 – Certain inputs for instruments classified in Level 3 are unobservable (supported by little or no market activity) and significant to their resulting fair value measurement. Unobservable inputs reflect the Company’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset or liability at the reporting date.

The Account’s financial assets measured at fair value on a recurring basis consist of investments in various institutional and retail mutual funds classified in Level 2. The fair value measurement is based on the respective funds' closing net asset value as of the valuation date, which represents the exit-based fair value for the units on that date. There were no financial assets measured at fair value on a non-recurring basis during 2024.

3. Investments

Total purchases and sales of shares within each mutual fund for each of the years ended December 31, 2024, and 2023 were as follows:

	December 31, 2024		December 31, 2023
	Purchases	Sales	Purchases	Sales
American Century VP Capital Appreciation	$31	$992	$2	$29,045
BNY Mellon Stock Index Fund	8,575	24,719	5,807	25,370
Fidelity VIP Asset Manager Portfolio	19,847	22,755	19,218	23,703
Fidelity VIP Equity Income Portfolio	1,191	1,714	706	2,160
Fidelity VIP Investment Grade Bond Portfolio	2,095	2,325	1,559	1,774
Fidelity VIP Overseas Portfolio	1,123	1,791	975	1,438
Goldman Sachs VIT Government Money Market Fund	4,239	2,910	2,592	2,191
Janus Henderson VIT Enterprise Portfolio	407	318	525	425
Vanguard VIF Equity Income Portfolio	28,212	20,549	18,357	32,706
Vanguard VIF Equity Index Portfolio	9,968	8,991	5,522	89,339
Total	$75,688	$87,064	$55,263	$208,151

4. Charges and Deductions

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CG Variable Life Insurance Separate Account A of Connecticut General Life Insurance Company

Notes to Financial Statements (Continued)
    There are no mortality and expense charges for the years presented.

4. Charges and Deductions (Continued)

Each premium payment is subject to a charge covering state insurance premium taxes and federal income taxes under Section 848 of the Internal Revenue Code (dealing with deferred acquisition costs). This charge is stated in the group policy but will not exceed 5.00%. State insurance premium taxes vary from state to state and range from 0.00% to 3.00%. The premium taxes are netted against participant deposits on the Statements of Changes in Net Assets.

CG Life charges a monthly deduction for the cost of life insurance and any other benefits provided under the Group policy. The cost of life insurance will depend on the contract holder's age on the contract holder's last birthday as of the last Policy Anniversary. The charge may depend on the following risk factors:

•The group policyholder's industry;
•The contract holder's classification as a smoker or non-smoker;
•The number of eligible persons;
•The age, sex and occupation of the eligible persons;
•The prior claims experience of group life insurance plans sponsored by the group policyholder;
•Expenses of the group policy, including commissions to agents or brokers and other administrative expenses to reimburse CG Life;
•Our prior claims experience under the group policy; and
•Other factors affecting CG Life's risk under the group policy.

The monthly cost of life insurance is guaranteed not to exceed maximum rates that are based on 150% of the 1980 Commissioners Standard Ordinary Male Mortality Tables, Age Last Birthday.

CG Life charges a monthly administrative fee to cover the cost of premium billing and collection, certificate value calculation, transaction processing, periodic reports and other expenses. This charge will vary depending on the group policyholder, including the number of eligible persons and the expected costs of administering the certificates under the group policy. This charge will not exceed:

•$6.00 per month, for certificates having a fund or portfolio balance (net of loans) of more than zero but not more than $10,000; or
•$5.00 per month, for certificates having no fund or portfolio balance, or having a fund or portfolio balance (net of loans) of more than $10,000.

CG Life charges a fee of $25.00 (or 2% of the amount of the surrender, if less) for the following transactions:

•A full surrender of a certificate;
•A partial surrender of a certificate; and
•Each transfer between funding options in excess of 12 transfers during each policy year.

The transaction fee may be waived at the discretion of CG Life management. Fees charged by CG Life for cost of life insurance, administrative fees and transaction fees are charged directly to policyholder accounts.

5. Distribution of Net Income

Separate Account A does not expect to declare dividends to participants from accumulated net income. The accumulated net income is allocated to each participant. Distribution to participants will occur as part of death benefits and surrender.

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CG Variable Life Insurance Separate Account A of Connecticut General Life Insurance Company

Notes to Financial Statements (Continued)

6. Diversification Requirements

Under the provisions of Section 817(h) of the Internal Revenue Code of 1986 (the Code), a variable life insurance policy will not be treated as life insurance under Section 7702 of the Code for any period for which the investments of the segregated asset account, on which the policy is based, are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. Based on assurances from the Fund Managers, CG Life believes that the variable sub-accounts satisfy the requirements of the regulations and that Separate Account A therefore satisfies these requirements and expects to continue to meet such requirements.

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CG Variable Life Insurance Separate Account A of Connecticut General Life Insurance Company

Notes to Financial Statements (Continued)

7. Changes in Outstanding Units
The changes in units outstanding for the years ended December 31, 2024 and 2023 were as follows:

	December 31, 2024			December 31, 2023
	Units Issued	Units Redeemed	Increase (Decrease)	Units Issued	Units Redeemed	Increase (Decrease)
American Century VP Capital Appreciation	—	(14)	(14)	—	(496)	(496)
BNY Mellon Stock Index Fund	—	(466)	(466)	—	(603)	(603)
Fidelity VIP Asset Manager Portfolio	627	(733)	(106)	641	(857)	(216)
Fidelity VIP Equity Income Portfolio	—	(35)	(35)	—	(52)	(52)
Fidelity VIP Investment Grade Bond Portfolio	74	(89)	(15)	57	(72)	(15)
Fidelity VIP Overseas Portfolio	27	(67)	(40)	38	(64)	(26)
Goldman Sachs VIT Government Money Market Fund	335	(253)	82	207	(200)	7
Janus Henderson VIT Enterprise Portfolio	19	(18)	1	30	(29)	1
Vanguard VIF Equity Income Portfolio	1,207	(1,029)	178	877	(1,924)	(1,047)
Vanguard VIF Equity Index Portfolio	348	(366)	(18)	219	(4,780)	(4,561)

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CG Variable Life Insurance Separate Account A of Connecticut General Life Insurance Company

Notes to Financial Statements (Continued)

8. Financial Highlights:

The following table presents financial highlights for each of the variable sub-accounts as of December 31, 2024, 2023, 2022, 2021 and 2020:

		Net Assets	Units Outstanding	Variable Accumulation Unit Value	Total Return*	Investment Income Ratio**	Expense Ratio
American Century VP Capital Appreciation	2024	$—	—	$—	—%	—%	—%
	2023	935	14	64.71	20.7%	—%	—%
	2022	27,368	510	53.61	(28.1)%	—%	—%
	2021	44,465	596	74.58	11.2%	—%	—%
	2020	41,296	615	67.09	42.5%	—%	—%
BNY Mellon Stock Index Fund	2024	$111,377	1,872	$59.36	24.7%	1.2%	—%
	2023	111,495	2,339	47.62	25.9%	1.4%	—%
	2022	111,306	2,942	37.81	(18.3)%	1.2%	—%
	2021	162,815	3,515	46.29	28.4%	1.1%	—%
	2020	145,749	4,041	36.05	18.0%	1.9%	—%

18

CG Variable Life Insurance Separate Account A of Connecticut General Life Insurance Company

Notes to Financial Statements (Continued)

8. Financial Highlights (Continued):
		Net Assets	Units Outstanding	Variable Accumulation Unit Value	Total Return*	Investment Income Ratio **	Expense Ratio
Fidelity VIP Asset Manager Portfolio	2024	$43,928	1,363	$32.24	8.5%	2.5%	—%
	2023	43,602	1,469	29.71	12.9%	2.2%	—%
	2022	44,332	1,685	26.31	(14.9)%	1.8%	—%
	2021	62,743	2,028	30.93	9.9%	1.6%	—%
	2020	61,709	2,193	28.14	14.9%	1.4%	—%
Fidelity VIP Equity Income Portfolio	2024	$15,918	310	$51.15	15.3%	1.8%	—%
	2023	15,358	345	44.34	10.6%	1.8%	—%
	2022	15,989	397	40.08	(5.0)%	1.0%	—%
	2021	45,753	1,084	42.17	24.9%	1.9%	—%
	2020	40,246	1,191	33.76	6.7%	1.3%	—%
Fidelity VIP Investment Grade Bond Portfolio	2024	$5,120	196	$26.12	1.8%	3.2%	—%
	2023	5,422	211	25.66	6.2%	2.5%	—%
	2022	5,466	226	24.16	(13.0)%	0.9%	—%
	2021	22,449	809	27.76	(0.6)%	1.9%	—%
	2020	26,663	955	27.93	9.4%	2.1%	—%
Fidelity VIP Overseas Portfolio	2024	$6,387	244	$26.20	5.1%	1.6%	—%
	2023	7,088	284	24.94	20.5%	1.0%	—%
	2022	6,408	310	20.69	(24.5)%	0.3%	—%
	2021	36,345	1,326	27.40	19.7%	0.5%	—%
	2020	31,278	1,366	22.89	15.6%	0.3%	—%

19

CG Variable Life Insurance Separate Account A of Connecticut General Life Insurance Company

Notes to Financial Statements (Continued)
8. Financial Highlights (Continued):

		Net Assets	Units Outstanding	Variable Accumulation Unit Value	Total Return*	Investment Income Ratio**	Expense Ratio
Goldman Sachs VIT Government Money Market Fund	2024	$8,193	694	$11.81	5.2%	5.0%	—%
	2023	6,864	612	11.23	5.1%	4.6%	—%
	2022	6,472	605	10.69	1.6%	1.6%	—%
	2021	7,375	701	10.52	—%	—%	—%
	2020	6,346	603	10.52	0.4%	0.4%	—%
Janus Henderson VIT Enterprise Portfolio	2024	$1,636	87	$18.50	15.6%	0.6%	—%
	2023	1,407	87	16.00	18.1%	—%	—%
	2022	1,185	86	13.55	-16.9%	0.2%	—%
	2021	1,369	84	16.30	16.8%	0.2%	—%
	2020	2,430	174	13.97	19.5%	5.4%	—%
Vanguard VIF Equity Income Portfolio	2024	$51,743	2,443	$21.17	15.1%	2.8%	—%
	2023	41,664	2,266	18.39	8.1%	2.4%	—%
	2022	56,378	3,313	17.02	(0.7)%	2.4%	—%
	2021	60,407	3,526	17.13	25.3%	1.8%	—%
	2020	47,135	3,449	13.67	3.2%	5.1%	—%
Vanguard VIF Equity Index Portfolio	2024	$19,434	699	$27.86	24.8%	1.2%	—%
	2023	15,967	717	22.31	26.1%	0.6%	—%
	2022	93,370	5,278	17.69	(18.2)%	0.7%	—%
	2021	47,064	2,176	21.63	28.5%	1.2%	—%
	2020	44,372	2,637	16.83	18.2%	3.3%	—%

20

CG Variable Life Insurance Separate Account A of Connecticut General Life Insurance Company

Notes to Financial Statements (Continued)

8. Financial Highlights (Continued):

Explanations for footnotes within the Financial Highlights are as follows:

* These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. These ratios also do not reflect charges for cost of insurance, administrative or transaction fees; inclusion of these charges in the calculation would result in a reduction in the total return presented.

**These amounts represent the dividends received by the variable sub-account from the underlying mutual fund, divided by the average net assets. These ratios exclude mortality and expense risk charges that are assessed against contract owner accounts through reductions in the unit values. The recognition of investment income by the variable sub-accounts is affected by the timing of the declaration of dividends by the underlying fund in which the variable sub-account invests.

9. Subsequent Events:

CG Life is not aware of any events that occurred subsequent to the close of the books or accounts for this statement which would have had a material effect on the financial condition of the Account. In preparing these financials, CG Life has evaluated events that occurred between the balance sheet date and April 30, 2025, the date the financial statements were issued.

21

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY – OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

STATUTORY FINANCIAL STATEMENTS

FOR THE YEARS ENDED December 31, 2024, 2023, AND 2022

Report of Independent Auditors

To the Board of Directors of Connecticut General Life Insurance Company

Opinions

We have audited the accompanying statutory financial statements of Connecticut General Life Insurance Company (the “Company”), which comprise the statutory balance sheets as of December 31, 2024 and 2023, and the related statutory statements of income and changes in capital and surplus, and of cash flows for the years then ended, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Connecticut Insurance Department described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2024 and 2023, or the results of its operations or its cash flows for the years then ended.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Connecticut Insurance

Department, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Connecticut Insurance Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

●Exercise professional judgment and maintain professional skepticism throughout the audit.
●Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
●Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.
●Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Supplemental Information

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The accompanying Supplemental Schedule of Selected Financial Data, Supplemental Summary Investment Schedule, Supplemental Investment Risk Interrogatories, and Supplemental Schedule of Reinsurance Disclosures (collectively referred to as the “Supplemental Schedules”) of the Company as of December 31, 2024 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the financial statements taken as a whole.

/s/PricewaterhouseCoopers LLP
Hartford, Connecticut
April 24, 2025

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

STATUTORY BALANCE SHEETS

(in millions, except share information)
As of December 31,	2024	2023

ASSETS
Cash and invested assets:
Cash, cash equivalents and short-term investments	$ 253	$ 18
Bonds, principally at amortized cost (fair value, $2,721; $2,973)	2,905	3,063
Common stocks, see Note 1 (cost, $1,745, $1,747)	6,286	7,126
Preferred stock, principally at cost (fair value, $-; $1)	—	1
Commercial mortgage loans	348	381
Policy loans	1,155	1,211
Other invested assets	767	461
Total cash and invested assets	11,714	12,261
Amounts due from reinsurers	6	8
Amounts receivable relating to uninsured plans	—	1
Deferred tax assets	13	14
Premiums and considerations receivable	4	3
Accrued investment income	66	68
Receivables from parent, subsidiaries and affiliates	3	29
Other assets	5	6
Total assets excluding separate accounts	11,811	12,390
Separate accounts assets	8,931	9,113
Total assets	$ 20,742	$ 21,503

LIABILITIES
Aggregate reserves for life, accident and health policies and contracts	$ 3,909	$ 3,998
Contract claims – Life, Accident, and Health	129	125
Other policy and contract liabilities	14	3
Accrued commissions, expenses and taxes	69	45
Remittance and items not allocated	5	—
Asset valuation reserve	100	100
Interest maintenance reserve	221	252
Borrowed money	—	10
Payable to parent, subsidiaries and affiliates	1	3
Other liabilities	72	72
Total liabilities excluding separate accounts	4,520	4,608
Separate accounts liabilities	8,885	9,042
Total liabilities	$ 13,405	$ 13,650

CAPITAL AND SURPLUS
Capital stock ($5 par value; 5,978,322 shares authorized, issued and outstanding)	$ 30	$ 30
Paid in surplus	3,159	2,792
Unassigned funds/(surplus)	4,148	5,031
Total capital and surplus	7,337	7,853
Total liabilities and capital and surplus	$ 20,742	$ 21,503

The accompanying Notes to the Statutory Financial Statements are an integral part of these statements.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

STATUTORY STATEMENTS OF INCOME AND CHANGES IN CAPITAL AND SURPLUS

(in millions)
For the years ended December 31,	2024	2023	2022

REVENUES
Premiums and annuity and other considerations	$ 143	$ 155	$ 143
Commissions and expense allowances on reinsurance ceded	16	23	18
Net investment income and amortization of interest maintenance reserve	3,502	1,948	2,882
Separate Accounts net gain from operations excluding unrealized gains or losses	70	96	67
Other income	50	37	41
Total	3,781	2,259	3,151

BENEFITS AND EXPENSES
Benefits expense	585	582	517
Interest on policy or contract funds	19	17	15
Decrease in policy reserves	(89)	(16)	(72)
Commissions expense	4	8	4
Insurance taxes, licenses and fees	5	3	7
General insurance expenses and taxes	37	23	40
Net transfers from Separate Accounts net of reinsurance	(118)	(115)	(79)
Policyholder dividends	—	—	(2)
Total	443	502	430

INCOME FROM OPERATIONS BEFORE FEDERAL AND FOREIGN INCOME TAXES	3,338	1,757	2,721
Federal and foreign income taxes	11	20	(22)

INCOME FROM OPERATIONS	3,327	1,737	2,743
Realized capital gains/(loss), net of taxes and interest maintenance reserve	(6)	24	8

NET INCOME	3,321	1,761	2,751
Dividends paid to stockholder	(3,333)	(1,776)	(2,670)
Additional paid-in surplus	367	—	—
Change in:
Net unrealized capital gain/(loss)	(842)	1,318	85
Net unrealized foreign exchange capital (loss)/gain	(9)	4	(5)
Net deferred income tax	7	6	(33)
Nonadmitted assets	(13)	(9)	59
Asset valuation reserve	—	4	3
Surplus as a result of reinsurance	(14)	(15)	(16)
Other	—	—	1
Net increase/(decrease) in capital and surplus	(516)	1,293	175

Capital and surplus, beginning of year	7,853	6,560	6,385

CAPITAL AND SURPLUS, End of Year	$ 7,337	$ 7,853	$ 6,560

The accompanying Notes to the Statutory Financial Statements are an integral part of these statements.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

STATUTORY STATEMENTS OF CASH FLOWS

(in millions)
For the years ended December 31,	2024	2023	2022

NET CASH FROM OPERATIONS
Premiums and annuity and other considerations	$ 152	$ 155	$ 116
Net investment income	2,404	1,215	1,820
Miscellaneous income	148	142	117
Total revenues received	2,704	1,512	2,053
Benefits and loss related payments	599	594	496
Commissions, expenses and taxes	45	23	121
Net transfers from separate accounts	(118)	(115)	(79)
Total benefits, expenses and transfers paid	526	502	538
Federal and foreign income taxes paid/(recovered)	(4)	21	11
Dividends paid to policyholders	—	—	(1)
Total expenses paid	522	523	548
Net cash provided by operations	2,182	989	1,505

NET CASH FROM INVESTMENTS
Proceeds from investments sold, matured or repaid:
Bonds	216	235	162
Stocks	5	2	6
Commercial mortgage loans	38	27	16
Real Estate	—	—	23
Other invested assets	39	46	25
Other	20	20	73
Net proceeds from investments sold, matured or repaid	318	330	305
Cost of investments acquired:
Bonds	(60)	(140)	(163)
Stocks	—	—	—
Commercial mortgage loans	(7)	(62)	(61)
Other invested assets	(8)	(3)	(7)
Other	(19)	(29)	(33)
Net cost of investments acquired	(94)	(234)	(264)
Net increase in policy loans and premium notes	56	6	29
Net cash provided by or (used in) investment activities	280	102	70

NET CASH FROM FINANCING
Capital and paid in surplus	—	—	—
Borrowed funds	(10)	10	—
Dividends paid	(2,250)	(1,065)	(1,620)
Net contributions on deposit-type contract funds and other insurance liabilities	—	—	(1)
Other (uses)/sources	33	(87)	(13)
Net cash used in financing activities	(2,227)	(1,142)	(1,634)
Net (decrease)/increase in cash, cash equivalents and short-term investments	235	(50)	(59)
Cash, cash equivalents and short-term investments, beginning of year	18	68	127
Cash, cash equivalents and short-term investments, end of year	$ 253	$ 18	$ 68

The Company reported the following non-cash operating, investing and financing activities:	2024	2023	1905
Exchanging noncash assets and liabilities for other noncash assets or liabilities	10	15	44
Accounts receivable acquired from a subsidiary as a dividend and transferred to parent	1,083	711	1,050
Capital infusion from parent in the form of other invested assets	367	—	—
The accompanying Notes to the Statutory Financial Statements are an integral part of these statements.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND GOING CONCERN
Nature of Operations

Connecticut General Life Insurance Company (the Company) is a wholly-owned subsidiary of Connecticut General Corporation (CGC), which is an indirect wholly-owned subsidiary of The Cigna Group. On February 13, 2023 the ultimate parent of the Company changed its corporate name from Cigna Corporation to The Cigna Group. References to "Cigna" or "Cigna Corp." in these footnotes refer to The Cigna Group. The Company and its subsidiaries are major providers of health care and related benefits in the U.S., the majority of which are offered through employers and other groups (e.g. unions and associations). Principal products and services are group life and health insurance. In addition, the Company has international operations that offer products (that are generally similar to those offered domestically) to businesses and individuals in selected markets. The Company also has certain run-off operations including individual insurance, group retirement and reinsurance operations. The Company is domiciled in the state of Connecticut and licensed in all states, the District of Columbia, Puerto Rico, U.S. Virgin Islands and Canada.

A.    Accounting Practices
The Statutory Financial Statements of the Company are presented in conformity with accounting practices prescribed by the State of Connecticut Insurance Department (the “Department”). The Department has adopted the National Association of Insurance Commissioners’ (“NAIC”) Statutory Accounting Principles (“SAP” or “SSAPs”). Permitted accounting practices are those practices specifically requested by an insurer that depart from NAIC SAP and state prescribed practices and have been approved by the insurer’s domiciliary state. The Company did not utilize permitted practices in the preparation of these financial statements.

B.Use of Estimates in the Preparation of the Financial Statements

The preparation of financial statements in conformity with NAIC SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. NAIC SAP also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Significant estimates are discussed throughout these Notes; however, actual results could differ from those estimates.

C.Accounting Policy

(1)Financial Instruments: In the normal course of business, the Company enters into transactions involving various types of financial instruments. These financial instruments may include various instruments recorded on the balance sheet and off-balance sheet financial instruments. These instruments may change in value due to interest rate and market fluctuations and most also have credit risk. The Company evaluates and monitors each financial instrument individually and, when management considers it appropriate, uses a derivative instrument or obtains collateral or another form of security to minimize risk of loss.

The Company estimates fair values of financial instruments using prices from third parties or internal pricing methods. Fair value estimates received from third-party pricing services are based on reported trade activity and quoted market prices when available and other market information that a market participant may use to estimate fair value. The internal pricing methods generally involve using discounted cash flow analyses that incorporate current market inputs for similar financial instruments with comparable terms and credit quality as well as other qualitative factors.   In instances where there is little or no market activity for the same or similar instruments, the fair value is estimated using methods, models and assumptions that the Company believes a hypothetical market participant would use to determine a current transaction price. See Note 17 for information on the Company’s fair value measurements.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
(2)Cash and Cash Equivalents: Cash and cash equivalents consist of cash and short-term investments that will mature in three months or less from the time of purchase. Cash equivalents and short-term investments are carried at cost.

(3)Investments: Investments are valued in accordance with the requirements of the NAIC SAP. The carrying values of investments are generally stated as follows:

Bonds, Short-term Investments and Redeemable Preferred Stocks. Investments in bonds and short-term investments are carried at amortized cost. Redeemable preferred stocks are carried at amortized cost, except those in or near default, which are carried at the lesser of cost or fair value. Amortization of bond premium or discount is calculated using the scientific (constant yield) interest method. Bonds containing call provisions are amortized to call date which produces the lowest asset value (yield to worst). Investments with original maturities of one year or less from the time of purchase are classified as short-term. Bonds and redeemable preferred stocks are considered impaired, and their cost basis is written down to fair value through an asset valuation reserve for credit-related losses, when management expects a decline in value to persist (i.e., the decline is other-than-temporary).

Hybrid Securities. Hybrid securities are designed with both debt and equity characteristics and are intended to provide protection to the issuer’s senior note holders. In accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities, hybrid securities are reported in bonds.
Loan-backed and Other Structured Securities. Loan-backed bonds and structured securities are valued at amortized cost using the constant level yield method. Significant changes in estimated cash flows from the original purchase assumptions are accounted for generally using the retrospective adjustment method. When loan-backed and structured securities have potential for loss of a significant portion of the original investment, significant changes in estimated cash flows from the original purchase assumptions are accounted for using the prospective method. These securities are presented on the balance sheet as bonds.

Prepayment assumptions for loan-backed securities and other structured securities were obtained from external financial data sources. These assumptions are consistent with the current interest rate and economic environment.

When the Company determines it does not expect to recover the amortized cost basis of loan-backed or structured securities with declines in fair value (even if it does not intend to sell and has the intent and ability to hold), the non-interest portion of the impairment loss is recognized in realized investment losses. The non-interest portion is the difference between the amortized cost basis of the loan-backed or structured security and the net present value of its expected future cash flows. Expected future cash flows are based on assumptions about the collateral attributes, including prepayment speeds, default rates and changes in value.

Perpetual Preferred and Common Stocks. Investments in perpetual preferred and common stocks are carried at fair value except for common stock of affiliates that are valued using methods described below. When impaired, the cost basis of these investments is written down to fair value through an asset valuation reserve for credit-related losses, when management expects a decline in value to persist (i.e., the decline is other-than-temporary).

Subsidiary, Controlled, and Affiliated (SCA) Entities. Subsidiary, controlled, and affiliated entities are reported using the statutory equity method based on the entity’s audited equity prepared using NAIC SAP or accounting principles generally accepted in the United States of America (GAAP), as appropriate in accordance with SSAP No. 97, Investments in Subsidiary, Controlled, and Affiliated Entities. These entities are presented on the balance sheet as common stock or other invested assets.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
Commercial Mortgage Loans. Mortgage loans held by the Company are made exclusively to commercial borrowers at a fixed rate of interest. Commercial mortgage loans are carried at unpaid principal balances or, if impaired, the lower of unpaid principal or fair value of the underlying real estate. If the fair value of the underlying real estate is less than unpaid principal on an impaired loan, a valuation reserve is recorded. Commercial mortgage loans are considered impaired when it is probable that the Company will not collect amounts due according to the terms of the original loan agreement. The Company monitors credit risk and assesses the impairment of loans individually and on a consistent basis for all loans in the portfolio. The Company estimates the fair value of the underlying real estate using internal valuations generally based on discounted cash flow analyses. Certain commercial mortgage loans without valuation reserves may be considered impaired because the Company may not collect all interest due according to the terms of the original agreements. However, the Company expects to recover its remaining carrying value in these circumstances primarily because the fair value of the underlying real estate exceeds the carrying value of these loans.

Policy Loans. Policy loans are carried at unpaid principal balances plus accumulated interest. The loans are collateralized by insurance policy cash values and, therefore, have no exposure to credit loss.

Real Estate. Real estate can be occupied by the Company, held for the production of income, or held for sale. As of December 31, 2024 and 2023, real estate was classified as occupied by the Company or held for the production of income, and carried at depreciated cost less encumbrances; any write downs to fair value due to impairment are recorded as realized losses. Impairment is assessed when cash flows indicate that the carrying value may not be recoverable. The Company estimates the fair value of real estate using internal valuations generally based on discounted cash flow analyses. Depreciation is generally calculated using the straight-line method based on the estimated useful life of the particular real estate asset. At the time of foreclosure, properties are reclassified from commercial mortgage loans to real estate or other invested assets depending on the ownership of the underlying assets.

Joint Ventures, Partnerships, Limited Liability Companies. In accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, joint ventures, partnerships and limited liability companies are reported in other invested assets and generally use the statutory equity method as defined. Limited partnerships in which the Company has a minor ownership interest are recorded based on the underlying audited GAAP equity of the investee.

Derivative Financial Instruments. Statutory accounting rules provide that in order to qualify for hedge accounting, the derivative shall be designated as a hedge of a specific asset, liability, or anticipated transaction or portfolio of specific assets or specific liabilities. The item to be hedged must expose the reporting entity to a risk, and the designated derivative transaction must be highly effective in reducing that exposure. Conditions that expose the reporting entity to risk include changes in fair value, yield, price, cash flows and foreign exchange rates. Under hedge accounting, the derivative is accounted for in a manner consistent with the hedged item. When hedge accounting treatment does not apply, derivatives used in hedging transactions are recorded at fair value. Changes in fair value are recognized as unrealized gains and losses until contract termination or closing, when realized gains and losses are recognized in net income.

Net Investment Income. When interest and principal payments on investments are current, the Company recognizes interest income when it is earned. The Company stops recognizing interest income for bonds when interest payments are 90 days past due and for commercial mortgage loans when payment is considered delinquent or when certain terms (interest rate or maturity date) of the investment have been restructured. Net investment income on these investments is only recognized when interest payments are received. See Note 6 for further information.
Investment Gains and Losses. Unrealized capital gains and losses on investments carried at fair value are reflected directly in unassigned surplus. Realized capital gains and losses resulting from sales, asset write-downs and changes in valuation reserves are based on specifically identified assets and are recognized in net income, subject to the interest maintenance reserve policy described below.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS

(4)Non-admitted Assets: In accordance with NAIC SSAPs, certain assets or certain portions of assets are excluded from the Company's admitted assets on its balance sheet through a direct charge to unassigned surplus. Certain assets are limited by factors, such as a percentage of surplus, as to the amounts that qualify as admitted assets. Such assets include deferred tax assets.
(5)Separate Accounts: Separate Account assets and liabilities are contract holder funds maintained in accounts with specific investment objectives. The assets of these accounts are legally segregated and insulated from the general account of the Company and are not subject to claims that arise out of any of the Company’s other businesses. The separate account assets are largely carried at fair value. Separate account liabilities are established in amounts that are adequate to meet estimated future obligations to contract holders and plan participants. The investment income, gains and losses of these accounts generally accrue to the contract holders and, therefore, do not affect the Company's net income. Premiums received and benefits paid on separate accounts flow through the general account and result in transfers between the two, which are reported in the Company’s net income.

(6)Premium and Deposit Fund Liabilities: Premium and deposit funds are liabilities for investment-related products. These liabilities primarily consist of deposits received from customers and accumulated net investment income on their fund balances less accumulated administrative charges according to contract terms and customers’ experience.

(7)Aggregate Reserves: Aggregate reserves for life, accident, health, disability, and annuity policies are established in amounts that are adequate to meet the estimated future obligations of policies in force and that equal or exceed the required statutory minimums. For individual life policies, liabilities are calculated using the net level premium method and the Commissioner’s Reserve Valuation Method. Annuity liabilities are calculated in such a way that they equal or exceed those produced by application of the Commissioner's Annuity Reserve Valuation Method. Valuation of individual life insurance and annuity policies assumes interest discount at rates that do not exceed the statutory maximums. Discount rates ranged from 2.25% to 11.25% in 2024 and 1.00% to 11.25% in 2023, with some rates grading to lower levels over time. Mortality and morbidity assumptions are predominately based on industry tables and are at least as conservative as the statutory minimums.

(8)Premiums and Annuity and Other Considerations: Premiums for individual life insurance, individual and group annuity products, group life and accident and health insurance are considered revenue when due.
(9)Other Policy and Contract Liabilities: Liabilities for other policy and contract claims are estimates of payments to be made on insurance claims for reported losses and estimates of incurred but not reported losses. Estimated amounts of reinsurance recoverable on unpaid losses are deducted from the liability for unpaid claims. Estimated liabilities are established for policies that contain experience-rating provisions according to contract terms and using the customer’s experience.

(10)Income Taxes: The Company is included in the consolidated United States federal income tax return filed by Cigna. Pursuant to the Tax Sharing Agreement with Cigna, federal income taxes are allocated to the Company as if it were filing on a separate return basis. The tax benefit of net operating losses, capital losses and tax credits are funded to the extent they reduce the consolidated federal income tax liability. The Company generally recognizes deferred income taxes when assets and liabilities have different values for financial statement and tax reporting purposes (temporary differences). Limitations of the admitted amount of the deferred tax asset are calculated in accordance with SSAP No. 101, Income Taxes, a Replacement of SSAP 10R and SSAP 10. More detailed information about the Company’s income taxes is disclosed in Note 8. The accounting policy election has been made to disregard Corporate Alternative Minimum Tax (CAMT) when evaluating the need for a valuation allowance for the Company’s regular deferred tax assets.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
(11)Participating Business: The Company's participating life insurance policies entitle policyholders to earn dividends that represent a portion of the earnings of the Company's participating line of business.

(12)Other Liabilities: Other liabilities consist of various insurance-related liabilities including amounts related to deposit-type contracts, reinsurance contracts, amounts withheld or retained by company as agent or trustee, and escheat liabilities. Legal costs to defend the Company’s litigation and arbitration matters are expensed when incurred in cases where the Company cannot reasonably estimate the ultimate cost to defend. In cases where the Company can reasonably estimate the cost to defend, these costs are recognized when the claim is reported.

(13)Premium Deficiency Reserves: The Company anticipates investment income as a factor in a premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts.

(14)Asset Valuation Reserve (AVR): The AVR is a reserve designed to reduce the impact on unassigned surplus of fluctuations in the fair value of all invested assets by providing an investment reserve for potential future losses on invested assets. The AVR is calculated in accordance with methods prescribed by the NAIC.

(15)Interest Maintenance Reserve (IMR): The IMR is a reserve designed to defer realized capital gains and losses resulting from general interest rate changes. As prescribed by the NAIC, such realized capital gains and losses, net of related taxes, are deferred and amortized to net investment income over the stated or expected maturity of the invested asset disposed. To the extent the deferral of capital losses results in a net asset, such amount can be admitted up to the NAIC prescribed limit and the rest will be non-admitted.

(16) Pharmaceutical Manufacturer Rebate Receivable. Pharmaceutical manufacturer rebates receivable are recorded when earned based on actual rebates billed and an estimate of receivables based on current utilization of specific pharmaceuticals and contract terms.

(17)Performance Guarantees. The Company provides performance guarantees associated with meeting certain service standards, clinical outcomes or financial metrics.  If these service standards, clinical outcomes or financial metrics are not met, the Company may be financially at risk up to a stated percentage of the contracted fee or a stated dollar amount.  The Company establishes deferred revenues for estimated payouts associated with these performance guarantees.

(18)Differences between NAIC SAP and GAAP: Statutory accounting principles as described above differ in some respects from GAAP. Principal differences under GAAP from these statutory financial statements include the following:
•Aggregate reserves for life policies are calculated using mortality, interest and expense assumptions derived from the Company's own experience or various actuarial tables.
•Bonds and preferred stocks classified as available-for-sale are carried at fair value. Adjustments to fair value are recorded in shareholders’ equity as net unrealized appreciation or depreciation on investments, net of amounts required to adjust future policy benefits for run-off settlement annuity business and deferred income taxes.
•GAAP deferred tax assets or liabilities include financial statement items that are recognized differently for GAAP than for statutory accounting purposes. The GAAP tax asset does not currently include a valuation allowance which reflects management’s assessment as to whether certain deferred tax assets will be realizable. These assessments could be revised in the near term if underlying circumstances change. Statutory deferred tax assets are limited to the admittable amount allowed in accordance with SSAP 101.
•Acquisition costs are deferred and amortized over the estimated contract period of the related policies.
•A transition obligation for postretirement benefits other than pensions was fully recognized in 1992.  The postretirement benefit obligation other than pensions includes a portion accrued for employees not currently eligible for postretirement benefits as calculated in accordance with Accounting Standards Codification 715 “Compensation – Retirement Benefits”.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
•Reinsurance recoverables are presented as assets and are not netted against insurance liabilities.
•Investments in subsidiaries are consolidated under GAAP.
In addition, other principal differences under GAAP from these statutory financial statements include the following:
•Non-admitted assets (including furniture and equipment, goodwill and intangibles) less applicable allowance accounts are restored to the balance sheet.
•The asset valuation reserve (AVR) and interest maintenance reserve (IMR) are not recorded.
•The liability for reinsurance in unauthorized companies is not recorded.

NOTE 2 - ACCOUNTING CHANGES, CORRECTIONS OF ERRORS, AND DIFFERENCE BETWEEN FILED ANNUAL STATEMENT AND AUDITED FINANCIAL STATEMENT
Not applicable.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS

NOTE 3 – ACQUISITIONS AND DISPOSITIONS
Sales of Retirement Benefits and Individual Insurance Business

On April 1, 2004, the Company sold its retirement benefits business, excluding the corporate-owned life insurance business to Prudential Retirement Insurance and Annuity Company (PRIAC). On January 14, 2022, PRIAC novated the Guaranteed Cost Business Agreements, including (1) the Coinsurance and Assumption Agreement dated April 1, 2004, and (2) the portions that were not novated to PRIAC in the PRT PriPar Group Annuity Contracts, to the Prudential Insurance Company of America (PICA). Subsequently, on April 4, 2022, Empower acquired PRIAC. In October 2022, PRIAC was renamed to Empower Annuity Insurance Company (EIC).
The Company received units of EIC’s separate accounts and carries those units as separate account assets on its balance sheet. This separate account relates to the retirement benefits business under a modified coinsurance arrangement. At December 31, 2024, there was $1 million of separate account assets and liabilities with EIC. At December 31, 2023, there was $13 million of separate account assets and liabilities associated with this business.
Excluded from the Company’s reported separate account assets and liabilities are $36 million and $32 million at December 31, 2024 and 2023, respectively, of separate account assets and liabilities that are fully reinsured by PICA under indemnity coinsurance arrangements. The Company guarantees, and PICA reinsures these guarantees, that separate account assets will be sufficient to pay certain retiree benefits. For the majority of the benefits, the sponsoring employers are primarily responsible for ensuring that assets are sufficient to pay these benefits and are required to maintain assets that exceed a certain percentage of benefit obligations. If employers do not maintain the required levels of separate account assets, the Company or PICA has the right to redirect the management of the related assets to provide for benefit payments. There were no additional liabilities required for these guarantees, net of reinsurance, as of December 31, 2024 and 2023.

In 1998 the Company sold its individual life insurance and annuity business. The sale generated an after tax gain of $624 million and is earned over 29 years on a declining basis. The Company recognized deferred gains of $14 million in 2024, $15 million in 2023, and $16 million in 2022. The remaining deferred gain as of December 31, 2024 is $14 million.

NOTE 4 - INVESTMENTS
A.Bonds
The amortized cost and market value by contractual maturity periods for bonds, including short-term investment and cash equivalents, were as follows at December 31, 2024:

(in millions)	Amortized Cost	Fair Value
Due in one year or less	$ 322	$ 322
Due after one year through five years	522	512
Due after five years through ten years	510	491
Due after ten years	1,671	1,532
Mortgage- and other asset-backed securities	128	114
Total	$ 3,153	$ 2,971

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
Gross unrealized appreciation (depreciation) for bonds by type of issuer was as follows:

December 31, 2024
(in millions)	Amortized Cost	Unrealized Appreciation	Unrealized Depreciation	Fair Value
US government	$ 31	$ —	$ (1)	$ 30
All other governments	116	3	(5)	114
Special revenue and assessment	123	15	(2)	136
Industrial and miscellaneous	2,507	78	(257)	2,328
Mortgage and other asset-backed	128	—	(15)	113
Total	$ 2,905	$ 96	$ (280)	$ 2,721

December 31, 2023
(in millions)	Amortized Cost	Unrealized Appreciation	Unrealized Depreciation	Fair Value
US government	$ 32	$ —	$ (1)	$ 31
All other governments	110	6	(6)	110
Special revenue and assessment	132	26	—	158
Industrial and miscellaneous	2,653	116	(217)	2,552
Mortgage and other asset-backed	136	—	(14)	122
Total	$ 3,063	$ 148	$ (238)	$ 2,973
Private placement bonds constituted 50% of the bond portfolio at December 31, 2024 and 50% at December 31, 2023.

Disposal information for bonds for the years ended December 31 was as follows:

(in millions)	2024	2023
Proceeds	$ 219	$ 258
Gross gains	$ 10	$ 13
Gross losses	$ (8)	$ (2)

Review of Declines in Fair Value
Management reviews bonds with a decline in fair value from cost for impairment based on criteria that include:
•length of time and severity of decline;
•financial health and specific near term prospects of the issuer;
•changes in the regulatory, economic or general market environment of the issuer’s industry or geographic region; and
•the Company’s intent to sell or the likelihood of a required sale prior to recovery.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
Based on this review, management believes the unrealized depreciation below to be temporary and, therefore, has not impaired these amounts. Bonds with a decline in fair value from cost (primarily investment grade corporate bonds) were as follows, including the length of time of such decline:

	December 31, 2024				December 31, 2023
($ in millions)	Fair Value	Amortized Cost	Unrealized Depreciation	Count	Fair Value	Amortized Cost	Unrealized Depreciation	Count
One year or less:
Investment grade	$ 255	$ 263	$ (8)	64	$ 110	$ 114	$ (4)	34
Below investment grade	13	13	—	1	—	—	—	—
More than one year:
Investment grade	1,418	1,677	(259)	431	1,607	1,825	(218)	470
Below investment grade	64	77	(13)	11	69	84	(15)	16
Total	$ 1,750	$ 2,030	$ (280)	506	$ 1,786	$ 2,023	$ (237)	520
There were no common stock or preferred stock with a fair value significantly lower than cost as of December 31, 2024 or 2023.
The unrealized depreciation of investment grade bonds is primarily due to increases in market yields since purchase. Net realized investment gains and losses before taxes and interest maintenance reserve included other-than-temporary impairments of bonds that was not material in 2024 and $5 million in 2023.

Cash and Liquidity Pools

The Company's liquidity pool is an investment fund used to efficiently manage cash on behalf of wholly-owned Cigna Corporation subsidiaries. The Company's liquidity pool balance as of December 31, 2024 was $198 million and was comprised of cash equivalents (100%). As of December 31, 2023, the Company's liquidity pool balance was $11 million and was comprised of cash equivalents (100%).

B.Mortgage Loans, including Mezzanine Real Estate Loans

($ in millions)		2024		2023
		Min	Max	Min	Max
∙	The minimum and maximum lending rates for new City Loans were as follows:	6.10%	3.50%	5.29%	6.65%
∙	The maximum percentage of any one loan to the value of security at the time of the loan was:		64.5%		62.0%
∙	Impaired commercial mortgage loans without an allowance for credit losses:	$ —		$ —
∙	Average recorded investment in impaired loans:	$ 4		$ 3
∙	Interest income recognized during the period the loans were impaired:	$ —		$ —
∙	Allowance for credit losses:
	∙ Balance at the beginning of the period	$ 2		$ 1
	∙ Additions charged to operations	$ 1		$ 1
	∙ Direct write-downs charged against the allowance	$ —		$ —
	∙ Recoveries of amounts previously charged off	$ —		$ —
	∙ Balance at the end of the period	$ 3		$ 2

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
At December 31, commercial mortgage loans were distributed among the following property types and geographic regions:

(in millions)	December 31, 2024	December 31, 2023
Property type:
Office buildings	$ 74	$ 82
Retail facilities	4	6
Apartment buildings	225	226
Hotels	—	22
Industrial	45	45
Other	—	—
Total	$ 348	$ 381

(in millions)	December 31, 2024	December 31, 2023
Geographic region:
Pacific	$ 172	$ 174
South Atlantic	18	18
Central	113	116
New England	4	18
Middle Atlantic	35	41
Mountain	6	14
Total	$ 348	$ 381
The fair value of the Company’s commercial mortgage loans was $326 million as of December 31, 2024 and $357 million as of December 31, 2023.
Credit Quality
The Company regularly evaluates and monitors credit risk, beginning with the initial underwriting of a mortgage loan and continuing throughout the investment holding period. Mortgage origination professionals employ an internal credit quality rating system designed to evaluate the relative risk of the transaction at each loan’s origination that is then updated each year as part of the annual portfolio loan review. The Company evaluates and monitors credit quality on an ongoing basis, classifying each loan as a loan in good standing, potential problem loan or problem loan.

Quality ratings are based on our evaluation of a number of key inputs related to the loan, including real estate market-related factors such as rental rates and vacancies, and property-specific inputs such as growth rate assumptions and lease rollover statistics. However, the two most significant contributors to the credit quality rating are the debt service coverage and loan-to-value ratios. The debt service coverage ratio measures the amount of property cash flow available to meet annual interest and principal payments on debt with a ratio below 1.0 indicating that there is not enough cash flow to cover the required loan payments. The loan-to-value ratio, commonly expressed as a percentage, compares the amount of the loan to the fair value of the underlying property collateralizing the loan.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
The following tables summarize the credit risk profile of the Company’s commercial mortgage loan portfolio based on loan-to-value and debt service coverage ratios, as of December 31, 2024 and 2023:

Debt Service Coverage Ratio
($ in millions)
	December 31, 2024			December 31, 2023
Loan-to-Value Ratio	Carrying Value	Average Debt Service Coverage Ratio	Average Loan-to-Value Ratio	Carrying Value	Average Debt Service Coverage Ratio	Average Loan-to-Value Ratio
Below 60%	$ 153	1.78		$ 217	1.94
60% to 79%	150	1.80		146	1.71
80% to 100%	45	0.43		18	0.66
Total	$ 348	1.61	65%	$ 381	1.79	60%
The Company’s annual in-depth review of its commercial mortgage loan investments is the primary mechanism for identifying emerging risks in the portfolio. The most recent review was completed by the Company’s investment professionals in the second quarter of 2024 and included an analysis of each underlying property’s most recent annual financial statements, rent rolls, operating plans, budgets, a physical inspection of the property and other pertinent factors. Based on historical results, current leases, lease expirations and rental conditions in each market, the Company estimates the current year and future stabilized property income and fair value, and categorizes the investments as loans in good standing, potential problem loans or problem loans. The results of the 2024 review were generally in-line with the prior year in each of the key metrics and confirmed the overall strength and durability of the portfolio. Based on property valuations and cash flows estimated as part of this review, and considering updates for loans where material changes were subsequently identified, the portfolio’s average loan-to-value ratio increased to 65% at December 31, 2024 from 60% at December 31, 2023, primarily due to collateral value changes in the underlying properties. The portfolio’s average debt service coverage ratio decreased to 1.61 at December 31, 2024 from 1.79 at December 31, 2023, reflective of the continued strain on income from certain property types due to expanded work from home flexibility, shorter term leases, elevated tenant improvement allowances and corporate migration to lower cost states.

The following table summarizes changes in valuation reserves related to commercial mortgage loans:

(in millions)	2024	2023
Reserve balance, January 1	$ 2	$ 1
Increase in valuation reserves	1	1
Charge-offs upon sales and repayments, net of recoveries	—	—
Reserve balance, December 31	$ 3	$ 2

The company will reevaluate a loan’s credit quality between annual reviews if new property information is received or events such as delinquency or a borrower’s request for restructure cause management to believe that the Company’s estimate of financial performance, fair value or the risk profile of the underlying property has been impacted.
There were no loans restructured during 2024 and 2023. Certain loans were modified during 2024 and 2023, the impact of which was not material to Company's results of operations, financial condition or liquidity.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
Potential problem mortgage loans are considered current (no payment more than 59 days past due), but exhibit certain characteristics that increase the likelihood of future default. The characteristics management considers include, but are not limited to, the deterioration of debt service coverage below 1.0, estimated loan-to-value ratios increasing to 100% or more, downgrade in quality rating and request from the borrower for restructuring. In addition, loans are considered potential problems if principal or interest payments are past due by more than 30 but less than 60 days. Problem mortgage loans are either in default by 60 days or more or have been restructured as to terms, which could include concessions on interest rate, principal payment or maturity date. The Company monitors each problem and potential problem mortgage loan on an ongoing basis, and updates the loan categorization and quality rating when warranted.
Problem and potential problem mortgage loans, net of valuation reserves, totaled $30 million at December 31, 2024 and $5 million at December 31, 2023.
Impaired Commercial Mortgage Loans
A commercial mortgage loan is considered impaired when it is probable that the Company will not collect all amounts due (principal and interest) according to the terms of the original loan agreement. The Company assesses each loan individually for impairment, utilizing the information obtained from the quality review process discussed above. Impaired loans are carried at the lower of unpaid principal balance or the fair value of the underlying real estate. In some cases when it is probable that the Company will not collect all interest due under the original agreements, the loan will be considered impaired but a related valuation reserve will not be recorded because the fair value of the underlying real estate is higher than the remaining carrying value of the loan.
The carrying value of the Company's impaired commercial mortgage loans and related valuation reserves were as follows:

(in millions)	2024			2023
	Gross	Reserves	Net	Gross	Reserves	Net
Impaired commercial mortgage loans with valuation reserves	$ 16	$ 3	$ 13	$ 7	$ 2	$ 5
Impaired commercial mortgage loans with no valuation reserves	—	—	—	—	—	—
Total	$ 16	$ 3	$ 13	$ 7	$ 2	$ 5

The Company recognizes interest income on problem mortgage loans only when payment is actually received because of the risk profile of the underlying investment. There was one commercial mortgage loan placed on non-accrual in 2024 but none in 2023.
C.Debt Restructuring
Not applicable.
D.Realized Investment Gains and Losses
Net realized investment gains and losses before taxes and interest maintenance reserve on bonds, common stock, real estate, commercial mortgage loans and other long term investments include impairments in the value of investments which was not material in 2024 or 2023. In addition, realized investment gains before taxes and interest maintenance reserve, primarily from the sale of bonds, common stock and other long-term invested assets were $4 million in 2024 and $45 million in 2023.
E.Loan-Backed Securities
(1)Prepayment assumptions for loan-backed securities and other structured securities were obtained from external financial data sources. These assumptions are consistent with the current interest rate and economic environment.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
(2)There were no loan-backed and structured securities with recognized other-than-temporary impairments as of December 31, 2024, and in 2023.

(3)    Loan-backed and structured securities with recognized other-than-temporary impairments, where the present value of cash flow expected to be collected is less than the amortized cost basis as of December 31, 2024 and 2023 were zero.

(4)As of December 31 of the years presented below, loan-backed and structured securities with a decline in fair value from amortized cost were as follows, including the length of time of such decline:

(in millions)	2024	2023
a. The aggregate amount of unrealized losses:
1. Less than 12 Months	$ —	$ —
2. 12 Months or Longer	$ 15	$ 14

b. The aggregate related fair value of securities with unrealized losses:
1. Less than 12 Months	$ 4	$ 3
2. 12 Months or Longer	$ 102	$ 116

(5)Management reviews loan-backed and structured securities with a decline in fair value from cost for impairment based on criteria that include:

•length of time and severity of decline;
•financial and specific near-term prospects of the issuer;
•changes in the regulatory, economic, or general market environment of the issuer’s industry or geographic region; and
•the Company’s intent to sell or the inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost.

Based on this review, management believes the unrealized depreciation on loan-backed securities to be temporary and, therefore, has not impaired these amounts.
F.Dollar Repurchase Agreements and/or Securities Lending Transactions
Repurchase agreements with banks and security dealers are subject to company authorization guidelines that require securities be issued by the U.S. Treasury or a U.S. Government Agency or Sponsored Enterprise. The Company has signed and executed a Master Repurchase Agreement with each dealer. All active dealers must be on an approved list that is monitored by a credit group. The Company had no pledged assets related to repurchase agreements as of December 31, 2024 and 2023.

G.Repurchase Agreements Transactions Accounted for as Secured Borrowing
Not applicable.

H.Real Estate

Not applicable.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
I.Restricted Assets

(1)Restricted Assets (Including Pledged):

($ in millions)		Gross (Admitted & Nonadmitted) Restricted							Current Year
		Current Year									Percentage
		1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category		Total General Account (G/A)	G/A Supporting S/A Activity (a)	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity (b)	Total (1 plus 3)	Total from Prior Year	Increase/ (Decrease) (5 minus 6)	Total Non- admitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets (c)	Admitted Restricted to Total Admitted Assets (d)
a.	Subject to contractual obligation for which liability is not shown	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	0.00%	0.00%
b.	Collateral held under security lending agreements	—	—	—	—	—	—	—	—	—	0.00%	0.00%
c.	Subject to repurchase agreements	—	—	—	—	—	—	—	—	—	0.00%	0.00%
d.	Subject to reverse repurchase agreements	—	—	—	—	—		—	—	—	0.00%	0.00%
e.	Subject to dollar repurchase agreements	—	—	—	—	—	—	—	—	—	0.00%	0.00%
f.	Subject to dollar reverse repurchase agreements	—	—	—	—	—	—	—	—	—	0.00%	0.00%
g.	Placed under option contracts	—	—	—	—	—	—	—	—	—	0.00%	0.00%
h.	Letter stock or securities restricted as to sale - excluding FHLB capital stock	—	—	—	—	—	—	—	—	—	0.00%	0.00%
i.	FHLB capital stock	—	—	—	—	—	—	—	—	—	0.00%	0.00%
j.	On deposit with states	12				12	9	3	—	12	0.06%	0.06%
k.	On deposit with other regulatory bodies	155				155	113	42	—	155	0.74%	0.75%
l.	Pledged collateral to FHLB (including assets backing funding agreements)	—	—	—	—	—	—	—	—	—	0.00%	0.00%
m	Pledged as collateral not captured in other categories	—	—	—	—	—	—	—	—	—	0.00%	0.00%
n.	Other restricted assets	1,311	—	—	—	1,311	1,327	(17)	—	1,311	6.28%	6.32%
o.	Total restricted assets (sum of a. through n.)	$ 1,479	$ —	$ —	$ —	$ 1,479	$ 1,450	$ 28	$ —	$ 1,479	7.08%	7.13%

(a) Subset of column 1    (b) Subset of column 3    (c) Column 5 divided by Asset Page, Column 1, Line 28    (d) Column 9 divided by Asset Page, Column 3, Line 28

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
(2)Detail of Assets Pledged as Collateral Not Captured in Other Categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate):

	Gross (Admitted & Nonadmitted) Restricted							8	Percentage
	Current Year					6	7		9	10
($ in millions)	1	2	3	4	5
Restricted Asset Category	Total General Account (G/A)	G/A Supporting S/A Activity (a)	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity (b)	Total (1 plus 3)	Total from Prior Year	Increase/(Decrease) (5 minus 6)	Total Current Year Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Collateral on deposit with Futures Brokers	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	— %	— %
Aggregate Derivative Collateral - swap collateral on deposit	$ —	$ —		$ —	$ —	$ —	$ —	$ —	— %	— %
Total (c)	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	— %	— %
(a) Subset of column 1
(b) Subset of column 3
(c) Total Line for Columns 1 through 7 should equal 4I(1)m Columns 1 through 7 respectively, and Total Line for Columns 8 through 10 should equal 4I(1)m Columns 9 through 11, respectively

(3)Detail of Other Restricted Assets (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate):

($ in millions)	Gross (Admitted & Nonadmtted) Restricted								Percentage
	Current Year
	1	2	3	4	5	6	7	8	9	10
Description of Assets	Total General Account (G/A)	G/A Supporting Protected Cell Account Activity (a)	Total Protected Cell Account (S/A) Restricted Assets	Protected Cell Account Assets Supporting G/A Activity (b)	Total (1 plus 3)	Total from Prior Year	Increase/ (Decrease) (5 minus 6)	Total Current Year Admitted Restricted	Gross (Admitted & Nonadmitted)Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Assets held for reinsurance trust	$ 1,311	$ —	$ —	$ —	$ 1,311	1,327	$ (17)	$ 1,311	6.28%	6.32%
Total (c)	$ 1,311	$ —	$ —	$ —	$ 1,311	$ 1,327	$ (17)	$ 1,311	6.28%	6.32%

(a) Subset of column 1
(b) Subset of column 3
(c) Total Line for Columns 1 through 7 should equal 4I(1)n Columns 1 through 7 respectively, and Total Line for Columns 8 through 10 should equal 4I(1)n Columns 9 through 11, respectively

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS

(4)Collateral Received and Reflected as Assets within the Reporting Entity's Financial Statements

General Account:

($ in millions)		1	2	3	4
		Book/Adjusted Carrying Value	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted)*	% of BACV to Total Admitted Assets **
a.	Cash, Cash Equivalents and Short-Term Investments	$ 42	$ 42	0.354%	0.358%
b.	Schedule D, Part 1			—%	—%
c.	Schedule D, Part 2, Section 1			—%	—%
d.	Schedule D, Part 2, Section 2			—%	—%
e.	Schedule B			—%	—%
f.	Schedule A			—%	—%
g.	Schedule BA, Part 1			—%	—%
h.	Schedule DL, Part 1			—%	—%
i.	Other			—%	—%
j.	Total Collateral Assets	$ 42	$ 42	0.354%	0.358%

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS

Separate Account
($ in millions)		1	2	3	4
		Book Adjusted Carrying Value	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted)*	% of BACV to Total Admitted Assets **
k.	Cash, Cash Equivalents and Short-Term Investments			—%	—%
l.	Schedule D, Part 1			—%	—%
m.	Schedule D, Part 2, Section 1			—%	—%
n.	Schedule D, Part 2, Section 2			—%	—%
o.	Schedule B			—%	—%
p.	Schedule A			—%	—%
q.	Schedule BA, Part 1			—%	—%
r.	Schedule DL, Part 1			—%	—%
s.	Other			—%	—%
t.	Total Collateral Assets	$ —	$ —	—%	—%

* column 1 divided by Asset Page, Line 26 Column 1
** column 1 divided by Asset Page, Line 26 Column 3

		1	2
	($ in millions)	Amount	% of Liability to Total Liability
u.	Recognized Obligation to Return Collateral Asset (General Account)	$ 42	0.936%
v.	Recognized Obligation to Return Collateral Asset (Separate Account)		— %

J.Prepayment Penalty and Acceleration Fees

($ in millions)	2024		2023		2022
	General Account	Separate Account	General Account	Separate Account	General Account	Separate Account

(1) Number of CUSIPs	3	31	3	16	8	104
(2) Aggregate amount of investment income	$ 1	$ —	$ 1	$ —	$ —	$ 6

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
NOTE 5 – JOINT VENTURES, PARTNERSHIPS AND LIMITED LIABILITY COMPANIES
A.The Company has no investments in Joint Ventures, Partnerships or Limited Liability Companies that exceed 10% of its admitted assets as of December 31, 2024 or 2023.

B.The Company did not recognize any impairment write-downs during 2024, 2023, or 2022.

NOTE 6 – INVESTMENT INCOME
A.Due and accrued income is excluded from surplus on the following bases:

(1)Bonds – If deemed collectible, investment income due and accrued exceeding 90 days past due is non-admitted.
(2)Mortgage loans – If deemed collectible, investment income due and accrued exceeding 180 days past due is non-admitted.

B.For the year ended December 31, 2024 the amount excluded was not material. In 2023, the Company had no exclusions.

C.The gross, nonadmitted and admitted amounts for interest income due and accrued:

For the Year Ended December 31:
(in millions)

Interest Income Due and Accrued	2024	2023
1. Gross	$ 66	$ 68
2. Nonadmitted	$ —	$ —
3. Admitted	$ 66	$ 68

D.The aggregate deferred interest - Not applicable.

E.The cumulative amounts of paid-in-kind (PIK) interest included in the current principal balance was not material at December 31, 2024 and 2023.

NOTE 7 – DERIVATIVE INSTRUMENTS
A.Derivatives under SSAP No. 86 - Derivatives
(1)The Company’s strategy is to manage the characteristics of investment assets (such as duration, yield, currency and liquidity) to meet the varying demands of the related policy and contract liabilities (such as paying claims, investment returns and withdrawals). As part of this investment strategy, the Company typically uses derivative financial instruments to reduce interest rate and foreign currency risks. The Company routinely monitors exposure to credit risk associated with derivatives and diversifies the portfolio among approved dealers of high credit quality to minimize this risk. The loss that the Company would incur if all dealers completely failed to perform under derivative contracts totals the fair values owed by dealers of $40 million and $34 million at December 31, 2024 and 2023, respectively. The Company has entered arrangements (Credit Support Annexes to ISDA Master Agreements) requiring the posting of collateral for credit risk management purposes with many of its over the counter (OTC) derivatives counterparties. This collateral backs OTC derivative transactions (primarily interest rate and foreign currency swaps hedging fixed income securities).The fair value of collateral posted by the Company at December 31, 2024 and 2023 was $0.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
In order to qualify for hedge accounting, a derivative must be designated as a hedge of a specific asset, liability, anticipated transaction, or a portfolio of specific assets or specific liabilities. The item to be hedged must expose the reporting entity to a risk and the designated derivative transaction must be highly effective in reducing that exposure. Conditions that expose the reporting entity to risk include changes in fair value, yield, price, cash flows and foreign exchange rates. Under hedge accounting, the derivative is accounted for in a manner consistent with the hedged item.

At December 31, 2024 and 2023, the Company’s derivative contracts were as follows:

(in millions)
Derivatives	Notional Amount		Book/ Adjusted Carrying Value		Fair Value
	2024	2023	2024	2023	2024	2023
Swaps	$ 298	$ 320	$ 26	$ 14	$ 40	$ 33
Options	$ 120	$ 119	$ —	—	—	—
Total	$ 418	$ 439	$ 26	$ 14	$ 40	$ 33

(2)The following table presents information about the nature and accounting treatment of the Company’s derivative financial instruments. Additional information on the Company’s accounting policy for derivative financial instruments can be found in Note 1 C(3) to these financial statements. Also, additional information relating to the fair values of these derivative financial instruments can be found in Note 17 to these financial statements.

(in millions)
Instrument	Notional Amount		Risk	Purpose	Cash Flows	Accounting Policy
	2024	2023
Foreign Currency Swaps	$ 298	$ 320	Foreign Currency Risk	To hedge the foreign exchange related changes in fair value of certain of the Company's bonds. Currency swaps include Euros, British pounds and Australian dollars for periods of up to 27 years.	The Company periodically exchanges cash flows between two currencies for both principal and interest payments.
Using fair value hedge accounting, swaps are reported at amortized cost. Changes in value due to fluctuations in foreign currency exchange rates are recorded in the Derivatives line on the Assets or Liabilities pages, and unrealized gains and losses. Net interest cash flows are reported in net investment income and cash from operations.

Options	$ 120	$ 119	Interest Rate Risk	To hedge the possibility of policyholder cash surrender when underlying investment book values are greater than market values.
The Company pays periodic fees to third parties, and may receive or pay cash upon the policyholder’s surrender of the policy, based on book and market values of underlying investments at the time of surrender.

Effective July 1, 2021 Hedge accounting is not used for these options, which are reported at fair value in the Derivatives line on the Assets or Liabilities pages, with changes in fair value reported in unrealized gains and losses. These cash flows will be reported in cash from operations.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
(3)The Company’s accounting for the above derivatives follows SSAP No. 86 Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions. Derivatives that use hedge accounting are part of highly effective hedge programs, and as such the accounting follows that of the respective hedged item.

(4)Derivative contracts with financing premiums – Not applicable.

(5)The net unrealized gains or losses during the reporting periods representing the component of the derivative instrument’s gain or loss, if any, excluded from the assessment of hedge effectiveness. – None.

(6)The net unrealized gains or losses during the reporting periods resulting from derivatives that no longer qualify for hedge accounting. – Not applicable.

(7)Derivatives accounted for as cash flow hedges of a forecasted transaction. – Not applicable.

(8)At December 31, 2024 and 2023, the fair value of the Company’s options hedging the possibility of policyholder cash surrender when underlying investment book values are greater than market values was not material. There are no financing premiums paid under the terms of these contracts. Annual fees paid to third parties on a quarterly basis are not material to the Company.

(9)The aggregate excluded components are as follows:

(in millions)				Aggregate
		Recognized	Fair Value	Amount
Type of Excluded	Current	Unrealized	Reflected	Owed at	Current Year	Remaining
Component	Fair Value	Gain (Loss)	in BACV	Maturity	Amortization	Amortization
a.Time Value	$—	$—	$—	XXX	XXX	XXX
b. Value	N/A	N/A	N/A	XXX	XXX	XXX
c. Cross Current Basis Spread	$14	$—	$—	XXX	XXX	XXX
d. Forward Points	N/A	N/A	N/A	N/A	N/A	N/A

B.Derivatives under SSAP No. 108 – Derivatives Hedging Variable Annuity Guarantees

(1)Hedged item/hedging instruments and hedging strategy – Not applicable.

(2)Recognition of gains/losses and deferred assets and liabilities – Not applicable.

(3)Hedging strategies identified as no longer highly effective – Not applicable.

(4)Hedging strategies terminated – Not applicable.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
NOTE 8 – INCOME TAXES
A. The components of the net deferred tax asset/(liability) at December 31 are as follows:

1.
(in millions)	12/31/2024			12/31/2023
	(1)	(2)	(3)	(4)	(5)	(6)
	Ordinary	Capital	(Col 1+2) Total	Ordinary	Capital	(Col 4+5) Total
(a) Gross Deferred Tax Assets	$ 117	$ 23	$ 140	$ 116	$ 17	$ 133
(b) Statutory Valuation Allowance Adjustments	—	—	—	—	—	—
(c) Adjusted Gross Deferred Tax Assets (1a – 1b)	117	23	140	116	17	133
(d) Deferred Tax Assets Nonadmitted	77	17	94	79	2	81
(e) Subtotal Net Admitted Deferred Tax Asset (1c –1d )	40	6	46	37	15	52
(f) Deferred Tax Liabilities	30	3	33	26	12	38
(g) Net Admitted Deferred Tax Asset/(Net Deferred Tax Liability)(1e – 1f)	$ 10	$ 3	$ 13	$ 11	$ 3	$ 14

1.
(in millions)	Change
	(7)	(8)	(9)
	(Col 1-4) Ordinary	(Col 2-5) Capital	(Col 7+8) Total
(a) Gross Deferred Tax Assets	$ 1	$ 6	$ 7
(b) Statutory Valuation Allowance Adjustments	—	—	—
(c) Adjusted Gross Deferred Tax Assets (1a – 1b)	1	6	7
(d) Deferred Tax Assets Nonadmitted	(2)	15	13
(e) Subtotal Net Admitted Deferred Tax Asset (1c –1d )	3	(9)	(6)
(f) Deferred Tax Liabilities	4	(9)	(5)
(g) Net Admitted Deferred Tax Asset/(Net Deferred Tax Liability)(1e – 1f)	$ (1)	0	$ (1)

The realization of deferred tax assets (DTA) depends on the Company’s historical earnings and the generation of future taxable income during the periods in which the temporary differences are deductible. Management may consider the scheduled reversal of deferred tax liabilities (including impact of available carryback and carryforward periods), projected taxable income, and tax planning strategies in making the assessment.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS

2.
(in millions)	12/31/2024			12/31/2023
	(1)	(2)	(3)	(4)	(5)	(6)
Admission Calculation Components SSAP No. 101	Ordinary	Capital	(Col 1+2) Total	Ordinary	Capital	(Col 4+5) Total
(a) Federal Income Taxes Paid In Prior Years Recoverable Through Loss Carrybacks.	$ —	$ 3	$ 3	$ —	$ 3	$ 3
(b) Adjusted Gross Deferred Tax Assets Expected To Be Realized (Excluding The Amount Of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation. (The Lesser of 2(b)1 and 2(b)2 Below)	10	—	10	11	—	11
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date.	10	—	10	11	—	11
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold.	—	—	1,099	—	—	1,176
(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities.	30	3	33	26	12	38
(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$ 40	$ 6	$ 46	$ 37	$ 15	$ 52

2.
(in millions)	Change
	(7)	(8)	(9)
Admission Calculation Components SSAP No. 101	(Col 1-4) Ordinary	(Col 2-5) Capital	(Col 7+8) Total
(a) Federal Income Taxes Paid In Prior Years Recoverable Through Loss Carrybacks.	$ —	$ —	$ —
(b) Adjusted Gross Deferred Tax Assets Expected To Be Realized (Excluding The Amount Of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation. (The Lesser of 2(b)1 and 2(b)2 Below)	(1)	—	(1)
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date.	(1)	—	(1)
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold.	—	—	(77)
(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities.	4	(9)	(5)
(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$ 3	$ (9)	$ (6)

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS

3
(in millions)	2024	2023
(a) Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount.	450.90%	517.90%
(b) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above.	$ 7,324	$ 7,839

4.
(in millions)	12/31/2024		12/31/2023		Change
Impact of Tax Planning Strategies	(1)	(2)	(3)	(4)	(5)	(6)
	Ordinary	Capital	Ordinary	Capital	(Col 1-3) Ordinary	(Col 2-4) Capital
(a) Determination Of Adjusted Gross Deferred Tax Assets And Net Admitted Deferred Tax Assets, By Tax Character As A Percentage.
1. Adjusted Gross DTAs	$ 117	$ 23	$ 116	$ 17	$ 1	$ 6
2. Percentage Of Adjusted Gross DTAs By Tax Character Attributable To The Impact Of Tax Planning Strategies	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
3. Net Admitted Adjusted Gross DTAs	$ 40	$ 6	$ 37	$ 15	$ 3	$ (9)
4. Percentage Of Net Admitted Adjusted Gross DTAs By Tax Character Admitted Because Of The Impact Of Tax Planning Strategies	0.00%	93.76%	0.00%	100.00%	0.00%	-6.24%

(b) Does the Company‘s tax–planning strategies include the use of reinsurance?	Yes_______	No___X____

B. Regarding deferred tax liabilities that are not recognized:

All deferred tax liabilities have been properly recognized.

C. Current income taxes incurred consist of the following major components:

(in millions)	(1)	(2)	(3)
	12/31/2024	12/31/2023	1/1/2023

1. Current Income Tax

(a) Federal	$ 11	$ 20	$ (9)
(b) Foreign	—	—	—
(c) Subtotal (1a+1b)	11	20	(9)
(d) Federal income tax on net capital gains	10	12	(2)
(e) Utilization of capital loss carry-forwards	—	—	—
(f) Other	—	—	—
(g) Federal and foreign income taxes incurred (1c+1d+1e+1f)	$ 21	$ 32	$ (11)

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS

(in millions)	(1)	(2)	(3)
	12/31/2024	12/31/2023	(Col 1-2) Change

2. Deferred Tax Assets:

(a) Ordinary

(1) Discounting of unpaid losses	$ 37	$ 36	$ 1
(2) Unearned premium reserve	—	—	—
(3) Policyholder reserves	—	—	—
(4) Investments	—	—	—
(5) Deferred acquisition costs	49	50	(1)
(6) Policyholder dividends accrual	—	—	—
(7) Fixed assets	18	17	1
(8) Compensation and benefits accrual	—	—	—
(9) Pension accrual	—	—	—
(10) Receivables – nonadmitted	—	—	—
(11) Net operating loss carry-forward	—	—	—
(12) Tax credit carry-forward	—	—	—
(13) Other
Other - nonadmitted assets	8	8	—
Other	5	5	—
(99) Subtotal (sum of 2a1 through 2a13)	117	116	1
(b) Statutory valuation allowance adjustment	—	—	—
(c) Nonadmitted	77	79	(2)
(d) Admitted ordinary deferred tax assets (2a99 – 2b – 2c)	$ 40	$ 37	$ 3

(e) Capital:

(1) Investments	$ 23	$ 17	$ 6
(2) Net capital loss carry-forward	—	—	—
(3) Real estate	—	—	—
(4) Other	—	—	—
(99) Subtotal (2e1+2e2+2e3+2e4)	$ 23	$ 17	$ 6
(f) Statutory valuation allowance adjustment	—	—	—
(g) Nonadmitted	17	2	15
(h) Admitted capital deferred tax assets (2e99 – 2f – 2g)	6	15	(9)
(i) Admitted deferred tax assets (2d + 2h)	$ 46	$ 52	$ (6)

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS

(in millions)	(1)	(2)	(3)
	12/31/2024	12/31/2023	(Col 1-2) Change

3. Deferred Tax Liabilities:

(a) Ordinary

(1) Investments	$ 29	$ 26	$ 3
(2) Fixed assets	—	—	—
(3) Deferred and uncollected premium	—	—	—
(4) Policyholder reserves	—	—	—
(5) Other
Other	1	—	1
(99) Subtotal (3a1+3a2+3a3+3a4+3a5)	$ 30	$ 26	$ 4

(b) Capital:

(1) Investments	$ 3	$ 12	$ (9)
(2) Real estate	—	—	—
(3) Other	—	—	—
(99) Subtotal (3b1+3b2+3b3)	$ 3	$ 12	$ (9)

(c) Deferred tax liabilities (3a99 + 3b99)	33	38	(5)

4. Net deferred tax assets/liabilities (2i – 3c)	$ 13	$ 14	$ (1)

The change in net deferred income taxes is comprised of the following (this analysis is exclusive of non-admitted assets as the Change in Non-admitted Assets is reported separately from the Change in Net Deferred Income Taxes in the surplus section of the Annual Statement).

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS

(in millions)	(1)	(2)	(3)
	12/31/2024	12/31/2023	(Col 1-2) Change
Total deferred tax assets	$ 140	$ 133	$ 7
Total deferred tax liabilities	33	38	(5)
Net deferred tax asset (liabilities)	$ 107	$ 95	$ 12
Statutory valuation allowance adjustment (SVA)	—	—	—
Net deferred tax asset/ (liabilities) after SVA	$ 107	$ 95	$ 12
Tax effect of unrealized gains/(losses)			(5)
SVA adjustment allocated to unrealized			—
Other intraperiod allocation of deferred tax movement			—
Change in net deferred income tax [(charge)/benefit]			$ 7

(in millions)	(1)	(2)	(3)
	12/31/2023	12/31/2022	(Col 1-2) Change
Total deferred tax assets	$ 133	$ 130	$ 3
Total deferred tax liabilities	38	43	(5)
Net deferred tax asset (liabilities)	$ 95	$ 87	$ 8
Statutory valuation allowance adjustment (SVA)	—	—	—
Net deferred tax asset/ (liabilities) after SVA	$ 95	$ 87	$ 8
Tax effect of unrealized gains/(losses)			(2)
SVA adjustment allocated to unrealized			—
Other intraperiod allocation of deferred tax movement			—
Change in net deferred income tax [(charge)/benefit]			$ 6

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
D. Reconciliation of total statutory income taxes reported to tax at statutory rate:

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes including realized capital gains/losses. The significant items causing this difference are as follows:

(in millions)	December 31, 2024	Effective Tax Rate	December 31, 2023	Effective Tax Rate	December 31, 2022	Effective Tax Rate
Provision computed at statutory rate	$ 701	21.00%	$ 377	21.00%	$ 575	21.00%
Investment items	(1)	(0.02) %	(1)	(0.06) %	(1)	(0.05) %
Affiliate Distribution	(679)	(20.32) %	(352)	(19.62) %	(546)	(19.93) %
IMR	(6)	(0.19) %	(6)	(0.32) %	(6)	(0.20) %
Deferred Gain	(3)	(0.09) %	(3)	(0.17) %	(3)	(0.12) %
Provision to Filed	1	0.02%	13	0.71%	—	— %
Other, net	$ 1	0.02%	$ (2)	(0.11) %	$ 1	0.04%
Total	$ 14	0.42%	$ 26	1.43%	$ 20	0.74%

Federal income taxes incurred	21	0.62%	32	1.78%	(13)	(0.48) %
Change in net deferred income taxes	(7)	(0.20) %	(6)	(0.35) %	33	1.22%
Total statutory income taxes	$ 14	0.42%	$ 26	1.43%	$ 20	0.74%

E. Carryforwards, recoverable taxes, and Internal Revenue Service (IRS) Code Sec. 6603 deposits:

1.At December 31, 2024 and 2023, the Company has utilized all of its net operating or capital loss carry forwards.

2.Life insurance companies are not able to carryback net operating losses. Capital income taxes available for recoupment in the event of future losses include:

(in millions)

2024	$2
2023	19
2022	9

3.Deposits under IRS Code Section 6603 – Not applicable

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
F. Consolidated Federal Income Tax Returns

1.The Company Federal Income Tax return is consolidated with Cigna, and the following subsidiaries of Cigna:

ABD Group, Inc.	Cigna Healthcare of Georgia Inc	Express Scripts Pharmacy, Inc.
Accredo Health Group, Inc.	Cigna Healthcare of Illinois Inc	Express Scripts Sales Operations, Inc.
Accredo Health, Inc.	Cigna Healthcare of Indiana Inc	Express Scripts Senior Care, Inc.
AHG of New York, Inc.	Cigna Healthcare of Massachusetts Inc	Express Scripts Services Company, Inc.
Allegiance Benefit Plan Management Inc	Cigna Healthcare of New Hampshire Inc	Express Scripts Specialty Distribution Services, Inc.
Allegiance Cobra Services Inc	Cigna Healthcare of New Jersey Inc	Express Scripts Strategic Development, Inc.
Allegiance Life & Health Insurance Co	Cigna Healthcare of North Carolina Inc	Express Scripts Utilization Management, Inc.
Allegiance Re Inc	Cigna Healthcare of Pennsylvania Inc	Express Scripts, Inc.
American Retirement Life Insurance Company	Cigna Healthcare of South Carolina	Former Cigna Investments Inc
Arizona Healthplan Inc	Cigna Healthcare of St Louis Inc	Freco, Inc.
Benefit Management Corp	Cigna Healthcare of Tennessee Inc	GreatWest Healthcare of Illinois Inc
BioPartners in Care, Inc.	Cigna Healthcare of Texas Inc	Healthbridge Reimbursement & Product Support, Inc.
Bravo Health Mid-Atlantic, Inc.	Cigna Holding Company	Healthbridge, Inc.
Bravo Health Pennsylvania, Inc.	Cigna Holdings Inc	Healthsource Benefits Inc
Breakthrough Behavioral of Texas, Inc.	Cigna Holdings Overseas Inc	Healthsource Inc
Breakthrough Behavioral, Inc.	Cigna Insurance Company	Healthsource Properties Inc
Brewer, P.C.	Cigna Integrated Care Inc	Healthspring Life & Health Insurance Company
Brighter, Inc.	Cigna Intellectual Property Inc	Healthspring of Florida, Inc.
Care Continuum, Inc.	Cigna International Corporation	Healthspring, Inc.
CareAllies, Inc.	Cigna International Finance Inc	IHN Inc.
CG Individual Tax Benefit Payments Inc	Cigna International Services Inc	Intermountain Underwriters Inc
CG Life Pension Benefit Payments Inc	Cigna Investment Group Inc	Kronos Optimal Health Company
CG LINA Pension Benefit Payments Inc	Cigna Investments Inc	Loyal American Life Insurance Company
Chiro Alliance Corporation	Cigna Linden Holdings Inc	Lynnfield Compounding Center, Inc.
Cigna Arbor Life Insurance Company	Cigna Managed Care Benefits Company	Lynnfield Drug, Inc.
Cigna Benefit Technology Solutions, Inc.	Cigna National Health Insurance Company	MAH Pharmacy, LLC
Cigna Benefits Financing, Inc.	Cigna Poplar Holdings Inc	Matrix Healthcare Services, Inc.
Cigna Dental Health Inc	Cigna RE Corporation	MCC Independent Practice Assoc of New York Inc
Cigna Dental Health of California Inc	Cigna Resource Manager Inc	MDL Medical Group TX, PLLC
Cigna Dental Health of Colorado Inc	Cigna Worldwide Insurance Company	MDLive Medical Group (DE), P.A.
Cigna Dental Health of Delaware Inc	Cigna-Evernorth Services, Inc.	MDLive Medical Group (IL), LLC
Cigna Dental Health of Florida Inc	Connecticut General Benefit Payments Inc.	MDLive Medical Group (NC), P.C.
Cigna Dental Health of Kansas Inc	Connecticut General Corporation	MDLive Medical Group (NJ), LLC
Cigna Dental Health of Kentucky Inc	Connecticut General Life Insurance Company	MDLive Medical Group (NM), LLC
Cigna Dental Health of Maryland Inc	Curascript, Inc.	MDLive Medical Group, P.A.
Cigna Dental Health of Missouri Inc	Diversified NY IPA, Inc.	MDLive, Inc.
Cigna Dental Health of New Jersey Inc	Diversified Pharmaceutical Services, Inc.	Medco Containment Insurance Company of New York
Cigna Dental Health of North Carolina Inc	ESI GP Holdings, Inc.	Medco Containment Life Insurance Company

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS

Cigna Dental Health of Ohio Inc	ESI Mail Order Processing, Inc.	Medco Health Information Network Partners, Inc.
Cigna Dental Health of Pennsylvania Inc	ESI Mail Pharmacy Service, Inc.	Medco Health Puerto Rico, LLC
Cigna Dental Health of Texas Inc	ESSCH Holdings, Inc.	Medco Health Services, Inc.
Cigna Dental Health of Virginia Inc	Evernorth Behavioral Care Group of California	Medco Health Solutions, Inc.
Cigna Dental Healthplan of Arizona Inc	Evernorth Behavioral Care Group of Florida	Medsolutions Holdings, Inc.
Cigna Direct Marketing Company Inc.	Evernorth Behavioral Care Group of New Jersey	MSI Health Organization of Texas
Cigna Federal Benefits Inc	Evernorth Behavioral Care Group of New York	Olympic Health Management Services Inc
Cigna Global Holdings Inc	Evernorth Behavioral Health of California, Inc.	Olympic Health Management Systems Inc
Cigna Global Insurance Company Limited	Evernorth Behavioral Health of Texas, Inc.	Patient Provider Alliance, Inc.
Cigna Global Reinsurance Company LTD	Evernorth Behavioral Health, Inc.	Priority Healthcare Corporation
Cigna Health and Life Insurance Company	Evernorth Care Solutions, Inc.	Priority Healthcare Distribution, Inc.
Cigna Health Corporation	Evernorth Federal Services, Inc.	Provident American Life and Health Insurance Company
Cigna Health Management Inc	Evernorth Health, Inc.	Sagamore Health Network Inc
Cigna Healthcare Benefits Inc	Evernorth Sales Operations, Inc.	Spectracare Health Care Ventures, Inc.
Cigna Healthcare Holdings Inc	Evernorth Strategic Development, Inc.	SpectraCare, Inc.
Cigna Healthcare Inc	Evernorth Wholesale Distribution, Inc.	Sterling Life Insurance Company
Cigna Healthcare Mid-Atlantic Inc	eviCore 1, LLC	Tel-Drug Inc
Cigna Healthcare of Arizona Inc	Express Reinsurance Company	Temple Ins Company Limited
Cigna Healthcare of California Inc	Express Scripts Administrators, LLC	TFB Medical Practice (NY), PLLC
Cigna Healthcare of Colorado Inc	Express Scripts Canada Holding Company	Thomas Fordham Brewer, MD, INC.
Cigna Healthcare of Connecticut Inc	Express Scripts Health Information Network Partners, Inc.	Verity Solutions Group, Inc.
Cigna Healthcare of Florida Inc	Express Scripts Pharmaceutical Procurement, LLC

2.The Company is party to Cigna’s Consolidated Federal Income Tax Sharing Agreement (the Tax Sharing Agreement). The Tax Sharing Agreement sets forth the method of allocation of Cigna's federal income taxes to its wholly-owned domestic subsidiaries, including the Company. The Tax Sharing Agreement provides for immediate reimbursement to companies with net operating losses to the extent that their losses are used to reduce consolidated taxable income; while those companies with current taxable income as calculated under federal separate return provisions, are liable for payments determined as if they had each filed a separate return. However, current credit is given for any foreign tax credit, operating loss or investment tax credit carryovers actually used in the current consolidated return.
G. Federal or Foreign Income Tax Loss Contingencies

1.The statute of limitations for Cigna's consolidated federal income tax returns through 2016 have closed. The statute of limitation for Cigna’s 2020 tax return has also closed. However, Cigna filed amended returns for both the 2015 and 2016 tax years, which are under review by the IRS. Additionally, the IRS is currently examining Cigna's returns for 2017 through 2018. No material impacts are anticipated for the Company.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
2.In management’s opinion, the Company has adequate tax liabilities to address potential exposures involving tax positions the Company has taken that may be challenged by the IRS upon audit. These liabilities could be revised in the near term if estimates of the Company’s ultimate liability change as a result of new developments or a change in circumstances. No material contingent tax liability is included in the Company’s current federal income tax payable. The Company does not expect a significant increase in federal or foreign contingent tax liability within the next twelve months.

3.The Company is an applicable reporting entity with tax allocation agreement exclusion for Corporate Alternative Minimum Tax purposes.

H. Repatriation Transition Tax (RTT) – Not applicable

I. Alternative Minimum Tax (AMT) Credit – Not applicable

NOTE 9 – INFORMATION CONCERNING PARENT, SUBSIDIARIES, AFFILIATES AND OTHER RELATED PARTIES
A.The Company is indirectly owned by Cigna.

B.The Company received non-cash dividends of $1.1 billion in 2024 and $0.7 billion in 2023 from its subsidiary, Cigna Health and Life Insurance Company (CHLIC), in the form of an affiliate note due from Express Scripts Strategic Development, Inc. to Cigna Management Company LLC, a subsidiary of CHLIC. Subsequently, the Company paid non-cash dividends in the form of the same affiliate note to its parent, CGC.

During 2024, NewQuest, LLC, an affiliate domiciled in Texas, transferred as a dividend, certain investment assets to CGC, the Company’s parent. CGC later distributed the assets as a contribution to the Company. At the time of the transfer, the assets had a book value of $367 million. As part of the transaction, the Company also acquired $30 million of private equity and mezzanine commitments. Refer to Note 14A, Contingent Commitments, for additional information.

Except for those insurance transactions reported under Part E of this footnote, insurance contracts that were issued by the Company in the ordinary course of its business are not reported in this footnote.

C.Transactions with Related Parties not reported on Schedule Y
Not applicable.

D.Please refer to receivables from, and payables to, parent, subsidiaries and affiliates on the Company’s financial statements. Cash settlements are processed according to the terms of the agreement, generally within 30 days of the balance sheet date.

E.The Company and certain related parties have entered into service contracts and cost-sharing arrangements, including an Expense Sharing Agreement in which the parties share expenses for certain shared services. These arrangements include providing or being provided with management, computers, claims processing, data processing, policy writing, maintenance and other services, as well as equipment, supplies and office space. Cigna allocates to the Company its share of operating expenses incurred at the corporate level. The Company also allocates a portion of its operating expenses to affiliated companies for which it performs certain administrative services.

The following arrangements are between the Company and its affiliates which are either owned or controlled by Cigna.

(1)The Company has contracted with Cigna Investments, Inc. (CII) for investment advisory services. The Company paid CII $8 million in 2024, 2023 and 2022 for these services. CII is an indirect subsidiary of Cigna.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS

(2)The Company has an arrangement with its affiliate Cigna Health Corporation (CHC) and its subsidiaries and affiliates for the provision of provider networks and other administrative services for group health benefit plans insured or administered by the Company.

(3)The Company is party to a Management Services Agreement whereby the Company provides billing and other administrative services to various healthplan affiliates on behalf of CHC and is paid for these services by CHC pursuant to the Expense Sharing Agreement.

(4)Cigna allocates operating expenses incurred at the corporate level to its subsidiaries, with the exception of a limited number of expenses retained at the corporate level, such as expenses relating to the servicing of debt. The Company’s share of the allocated operating expenses was approximately $4 million in 2024, 2023, and 2022. These allocations were based on work effort studies and other appropriate methods, while certain direct expenses such as outside legal fees were directly charged to the Company.

(5)The Company contracts with Evernorth Behavioral Health, Inc. (EBH) and Evernorth Care Solutions, Inc. (ECS), to provide mental health, substance abuse and disease management services to participants covered by the Company’s insured and self-insured plans. These services include establishing and maintaining a panel of participating providers, utilization management, quality management and claims payment services, as well as lifestyle management programs. Through an Administrative Services Agreement, EBH and ECS also administer behavioral benefits to the Company's fully insured and self-insured clients. EBH and ECS are indirect subsidiaries of Cigna.

(6)Under an administrative services agreement with CHLIC, both the Company and CHLIC provide various services to each other as needed. CHLIC paid the Company $5 million in 2024 and $6 million 2023 and 2022 for services provided by the Company. The Company paid CHLIC $34 million in 2024, $35 million in 2023, and $91 million in 2022 for services provided by CHLIC.

(7)The Company is party to a Master Agreement with CHLIC for the transfer and assumption of certain insurance policies from the Company to CHLIC. Under this agreement, the Company intends to transfer, from time to time, certain insurance policies to CHLIC. CHLIC will assume the direct obligation of performance under such insurance policies.

(8)The Company, CII, and certain related parties, are parties to an investment pooling agreement, which provides for participation in a pool of short-term investments to facilitate effective cash management.

(9)The Company and CHLIC are parties to an Assignment and Consent Agreement whereby various agreements held by the Company in 2011 were assigned to CHLIC. The agreements relate to the administration of self-funded and insured benefit plans sponsored by employers, unions, associations, trustees of multiple employer trusts and other entities. Included are agreements providing network and claims processing services to self-funded employer groups for a fee. Also included are performance guarantee and premium stabilization reserve agreements under which there are no fees directly associated with this arrangement.

(10)For information regarding the Company's Federal Income Tax Sharing Agreement, please refer to Note 8, Section F(2).

(11)The Company acts as a lender in a line of credit agreement with Cigna under which the maximum amount that may be loaned is $600 million. As of December 31, 2024 and 2023, there was no outstanding receivable from Cigna.

(12)The Company is party to Cigna’s Consolidated State Tax Sharing Agreement (the State TSA). The State TSA sets forth the method of allocation of Cigna's state income taxes for state or local returns filed on a consolidated, combined or unitary basis to its wholly-owned domestic subsidiaries, including the Company.

F.Guarantees for the Benefit of an Affiliate or Related Party - Refer to Note 13, Liabilities, Contingencies and Assessments.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS

G.The Company is a direct, wholly-owned subsidiary of CGC, which is a direct, wholly-owned subsidiary of Cigna Holdings, Inc., which is a direct, wholly-owned subsidiary of Cigna Holding Company, which is a direct, wholly-owned subsidiary of Cigna.

H.The Company does not own shares in its parent company or an upstream intermediate entity.

I.The Company owns a 100% interest in CHLIC, whose carrying value exceeds 10% of the admitted assets of the Company. The statement values of CHLIC’s assets and liabilities as of December 31, 2024, respectively, were $15.3 billion and $9.0 billion. For the Year Ended December 31, 2024, CHLIC reported net income of $2.4 billion. As of December 31, 2023, CHLIC's assets and liabilities, respectively, were $16.4 billion and $9.3 billion. For the Year Ended December 31, 2023, CHLIC reported net income of $3.3 billion.

J.Subsidiary, controlled and affiliated entities disclosure of impairment write-down:

The Company recognized an impairment write-down on an underlying real estate investment in one of its Subsidiary, Controlled or Affiliated entities, CARING, LLC during 2024. Based on expected cash flows, the affiliate recognized a $0.9 million impairment write-down to align the carrying value of the investment with the audited financial statements of the down-stream investment owned by the affiliate. The Company did not recognize any impairment write-down for its investment in Subsidiary, Controlled or Affiliated (SCA) entities during 2023 and 2022.

K. Investment in foreign insurance subsidiary – Not applicable.

L.In accordance with SSAP No. 97, Investments in Subsidiary, Controlled, and Affiliated Entities, the Company utilized the look-through approach to value the following downstream noninsurance holding company and has limited the value of the investment to the amounts included in the audited financial statements of the investments owned by the company. All liabilities, commitments, contingencies, guarantees or obligations of the downstream noninsurance holding company that are required to be recorded as liabilities have been reflected in the Company's determination of carrying value. Refer to Note 13(A) for further discussion on commitments.

(in millions)	December 31, 2024	December 31, 2023
Downstream Noninsurance Holding Company Name	Book/Adjusted Carrying Value	Book/Adjusted Carrying Value
CARING, LLC	$ 1	$ 2
Total	$ 1	$ 2

M.All SCA Investments

The Company does not have any investments in SCA entities under SSAP No. 97 with a classification of 8a, 8b (ii), 8b (iii) or 8b (iv).

N. Investment in Insurance SCAs

The Company does not have an investment in an insurance SCA for which the audited statutory equity reflects a departure from the NAIC statutory accounting practices and procedures.

O. SCA and SSAP No. 48 Entity Loss Tracking

The Company had no SCA losses in 2024 or 2023 that exceeded its investment in the SCA.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
NOTE 10 – DEBT
The Company had no capital notes outstanding at December 31, 2024, 2023, and 2022.

The Company has a line of credit agreement with an affiliate company, Cigna Holdings, Inc., in the amount of $600 million. In 2024, the Company borrowed against the line of credit with an average yearly rate of 5.38%, with no outstanding balance at the end of the year. In 2023, the Company borrowed against the line of credit with an average yearly rate of 5.24% and had an outstanding balance of $10 million at the end of the year. Interest incurred for the twelve months ended December 31, 2024 and 2023 was not material. As of December 31, 2022 the Company had no outstanding borrowing against the line of credit. Interest on amounts borrowed during the year had an average yearly rate of 1.93% and was not material.
NOTE 11 – RETIREMENT PLANS, DEFERRED COMPENSATION, POSTEMPLOYMENT BENEFITS AND COMPENSATED ABSENCES AND OTHER POSTRETIREMENT BENEFIT PLANS
Consolidated/Holding Company Plans

The Company provides certain deferred compensation and postretirement benefits through plans sponsored by Cigna. The Company also participates in a capital accumulation 401(k) plan sponsored by Cigna in that employee contributions on a before-tax basis are supplemented by the Company's matching contributions. The Company has no legal obligation for benefits under these plans. Cigna allocates amounts to the Company based on salary ratios and member months. The Company’s share of net expense for such benefits, included within general administrative expenses, was $1 million each for the years ended December 31, 2024, 2023 and 2022.
Cigna froze its primary domestic defined benefit pension plans effective July 1, 2009. As a result, pension expense is no longer allocated to the Company.

NOTE 12 – CAPITAL AND SURPLUS, DIVIDEND RESTRICTIONS AND QUASI-REORGANIZATIONS
A.The Company has 5,978,322 shares authorized, issued, and outstanding as of December 31, 2024 and 2023 with a par value of $5 per share. There are no other classes of capital stock.

B.The Company has no preferred stock outstanding.

C.Dividends on Company stock are paid as declared by its Board of Directors. The Company’s dividends are noncumulative. The State of Connecticut insurance laws require prior approval for payment of an extraordinary dividend which is defined as one whose fair market value, together with any other dividends or distributions made within the preceding twelve months, exceeds the greater of 10% of the prior year’s surplus or net income from the prior year. Net income is defined as income after taxes but prior to realized capital gains or (losses).

The maximum dividend that may be made without prior approval in 2025 is $3.3 billion. Any dividends paid in the twelve months preceding a proposed dividend are considered in determining whether a dividend is extraordinary. The maximum dividend that could have been made without prior approval in 2024 and 2023 were $1.7 billion and $2.7 billion, respectively.

D.The Company paid $3.3 billion, $1.8 billion and $2.7 billion noncumulative, common dividends during the years ended December 31, 2024, 2023, and 2022, respectively. Prior approval from the Insurance Commissioner was obtained for extraordinary dividends.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS

(in millions)	Dividend Amount	Date	Ordinary or Extraordinary Dividend
1st Quarter 2024	$ 550	2/6/2024	Extraordinary
2nd Quarter 2024	832	5/13/2024	Extraordinary
3rd Quarter 2024	857	8/19/2024	Extraordinary
4th Quarter 2024	1,094	11/15/2024	Ordinary
Total	$ 3,333

(in millions)	Dividend Amount	Date	Ordinary or Extraordinary Dividend
1st Quarter 2023	$ 250	2/2/2023	Extraordinary
2nd Quarter 2023	406	5/12/2023	Ordinary
3rd Quarter 2023	468	8/18/2023	Ordinary
4th Quarter 2023	652	11/15/2023	Ordinary
Total	$ 1,776

(in millions)	Dividend Amount	Date	Ordinary or Extraordinary Dividend
1st Quarter 2022	$ 475	2/1/2022	Extraordinary
2nd Quarter 2022	500	5/11/2022	Ordinary
3rd Quarter 2022	350	8/17/2022	Ordinary
4th Quarter 2022	1,345	11/14/2022	Extraordinary
Total	$ 2,670

E.Within the limitations of (C) above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to shareholders.

F.There were no restrictions placed on the Company’s surplus, including for whom the surplus is being held.

G.There have been no advances to surplus.

H.The Company does not hold any stock for special purposes.

I.The Company has not had changes in the balances of any special surplus funds from the prior period.

J.The portion of unassigned surplus funds represented or reduced by each item below for the years ended December 31, 2024, 2023, and 2022 is as follows:

(in millions)	December 31, 2024	December 31, 2023	December 31, 2022
Non-admitted asset values	$ 135	$ 122	$ 114
Cumulative unrealized gains (losses)	$ 4,516	$ 5,371	$ 4,051
Asset valuation reserves	$ 100	$ 100	$ 104
Reinsurance in unauthorized companies	$ —	$ 1	$ —

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
NOTE 13 – LIABILITIES, CONTINGENCIES AND ASSESSMENTS

A.Contingent Commitments

(in millions)
Nature and circumstance of guarantee and key attributes, including date and duration of agreement	Liability recognition of guarantee (Include amount recognized at inception. If no initial recognition, document exception allowed under SSAP No. 5R)	Ultimate financial statement impact if action under the guarantee is required.	Maximum potential amount of future payments (undiscounted) the guarantor could be required to make under the guarantee. If unable to develop an estimate, this should be specifically noted.	Current status of payment or performance risk of guarantee. Also provide additional discussion as warranted.
The Company guarantees that separate account assets will be sufficient to pay certain life insurance or retiree benefits. For the majority of these benefits, the sponsoring employers are primarily responsible for ensuring that assets are sufficient to pay these benefits and are required to maintain assets that exceed a certain percentage of benefit obligations. If employers fail to do so, the Company or an affiliate of the buyer of the retirement benefits business, has the right to redirect the management of the related assets to provide for benefit payments.	-	Increase in Aggregate Reserve for Life and Accident and Health Contracts	$371
As of December 31, 2024, employers maintained assets that generally exceeded the benefit obligations under these arrangements of approximately $410 million. An additional liability is established if management believes that the Company will be required to make payments under the guarantees; there were no additional liabilities required for these guarantees, net of reinsurance, as of December 31, 2024.

(in millions)
Aggregate Maximum Potential of Future Payments of All Guarantees (undiscounted) the guarantor could be required to make under guarantees.	$ 371
Current Liability Recognized in F/S:
1. Noncontingent Liabilities	$ —
2. Contingent Liabilities	$ —
Ultimate Financial Statement Impact if action under the guarantee is required.
1. Investments in SCA	$ —
2. Joint Venture	$ —
3. Dividends to Stockholders (capital contribution)	$ —
4. Expense	$ —
5. Other	$ 371
6. Total	$ 371

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
As of December 31, 2024, the Company had commitments to:

•Purchase $10 million of bonds, all of which bear interest at a fixed market rate. The Company expects to disburse all of the committed amounts during 2025.
•Contribute $62 million of additional equity to entities that hold securities diversified by issuer and maturity date. The Company expects to disburse approximately 11% of the committed amounts during 2025.
•Contribute $10 million to limited liability entities that hold either real estate or loans to real estate entities that are diversified by property type and geographic region. The Company expects to disburse approximately 34% of the committed amounts during 2025.

B.Assessments

The Company operates in a regulatory environment that may require its participation in assessments under state insurance guaranty association laws. The Company’s exposure to assessments for certain obligations of insolvent insurance companies to policyholders and claimants is based on its share of business written in the relevant jurisdictions.

There were no material charges or credits resulting from existing or new guaranty fund assessments for the years ended December 31, 2024, 2023, and 2022.

C.All Other Contingencies

Litigation and Other Legal Matters

The Cigna Group and its subsidiaries, including the Company, are routinely involved in numerous claims, lawsuits, regulatory inquiries and audits, government investigations, including under the federal False Claims Act and state false claims acts initiated by a government investigating body or by a qui tam relator’s filing of a complaint under court seal, and other legal matters arising, for the most part, in the ordinary course of managing a health services business. Additionally, The Cigna Group has received and is cooperating with subpoenas or similar processes from various governmental agencies requesting information, all arising in the normal course of its business. Disputed tax matters arising from audits by the Internal Revenue Service or other state and foreign jurisdictions, including those resulting in litigation, are accounted for under the NAIC’s accounting guidance for tax loss contingencies.

As of December 31, 2024, there were no pending litigation and legal or regulatory matters determined to have a reasonably possible material loss to the Company.

NOTE 14 – LEASES
A. Lessee Leasing Arrangements

(1)Rental expenses for operating leases, principally for office space, amounted to $2 million in 2024, $6 million in 2023, and $7 million in 2022.

(2)At December 31, 2024, the aggregate future minimum rental payments under leases having initial or remaining non-cancelable lease terms in excess of one year are not expected to be material over the next five years.

(3)The Company is not involved in any material sale-leaseback transactions.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS

B.Lessor Leases

The Company is not the lessor in any material operating or leveraged lease transactions.

NOTE 15 – GAIN OR LOSS TO THE REPORTING ENTITY FROM UNINSURED PLANS AND THE UNINSURED PORTION OF PARTIALLY INSURED PLANS
A.ASO Plans

Information with regard to the profitability of Administrative Services Only (ASO) uninsured accident and health plans and the uninsured portion of partially insured plans was as follows for the year ended December 31:

2024
(in millions)	ASO Uninsured Plans	Uninsured Portion of Partially Insured Plans	Total ASO
Net reimbursement for administrative expenses (including administrative fees) in excess of actual expenses	$ (4)	$ —	$ (4)
Total net other income or expenses (including interest paid to or received from plans)	$ —	$ —	$ —
Net gain or (loss) from operations	$ (4)	$ —	$ (4)
Total claim payment volume	$ 1	$ —	$ 1

2023
(in millions)	ASO Uninsured Plans	Uninsured Portion of Partially Insured Plans	Total ASO
Net reimbursement for administrative expenses (including administrative fees) in excess of actual expenses	$ (4)	$ 1	$ (3)
Total net other income or expenses (including interest paid to or received from plans)	$ —	$ —	$ —
Net gain or (loss) from operations	$ (4)	$ 1	$ (3)
Total claim payment volume	$ 2	$ —	$ 2

2022
(in millions)	ASO Uninsured Plans	Uninsured Portion of Partially Insured Plans	Total ASO
Net reimbursement for administrative expenses (including administrative fees) in excess of actual expenses	$ (5)	$ 1	$ (4)
Total net other income or expenses (including interest paid to or received from plans)	$ —	$ —	$ —
Net gain or (loss) from operations	$ (5)	$ 1	$ (4)
Total claim payment volume	$ 2	$ —	$ 2

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
B.ASC Plans

Profitability in Administrative Services Contract (ASC) uninsured accident and health plans and the uninsured portion of partially insured plans was not material for the years ended December 31, 2024, 2023, and 2022.

C.Medicare or Similarly Structured Cost Based Reimbursement Contract

Not applicable.

NOTE 16 - DIRECT PREMIUM WRITTEN/PRODUCED BY MANAGING GENERAL AGENTS/THIRD PARTY ADMINISTRATORS
Premiums written or produced by managing general agents or third party administrators were:

(in millions)
Name and Address of Managing General Agent or Third Party Administration	2024	2023	2022

Various	$ 10	$ 14	$ 16

NOTE 17 - FAIR VALUE MEASUREMENTS
A.Fair Value Measurements
Fair value is defined as the price at which an asset could be exchanged in an orderly transaction between market participants at the balance sheet date. The Company’s financial assets and liabilities carried at fair value have been classified based upon a hierarchy defined by SAP. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a financial asset or liability carried at fair value would be classified in Level 3 if unobservable inputs were significant to the instrument’s fair value, even though the measurement may be derived using inputs that are both observable (Levels 1 and 2) and unobservable (Level 3).

Level 1 Inputs for instruments classified in Level 1 include unadjusted quoted prices for identical assets in active markets accessible at the measurement date.  Active markets provide pricing data for trades occurring at least weekly and include exchanges and dealer markets. Assets in Level 1 include actively-traded U.S. government bonds and exchange-listed equity securities.

Level 2    Inputs for instruments classified in Level 2 include quoted prices for similar assets in active markets, quoted prices from those willing to trade in markets that are not active, or other inputs that are market observable or can be corroborated by market data for the term of the instrument.  Such other inputs include market interest rates and volatilities, spreads and yield curves. An instrument is classified in Level 2 if the Company determines that unobservable inputs are insignificant. Level 2 assets include most private and corporate debt, federal agency and municipal bonds, non-government mortgage backed securities, unaffiliated common stocks, preferred stocks, short term investments, cash equivalents, contract loans and other derivative assets. Separate account Level 2 assets primarily include actively-traded institutional and retail mutual fund investments in separate accounts priced using the daily NAV which is the exit price, and corporate and structured bonds valued using recent trades of similar securities or pricing models that discount future cash flows at estimated market interest rates. Separate account Level 2 assets also include certain investments that are valued using NAV as a practical expedient because a readily determinable fair value does not exist.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS

Level 3    Certain inputs for instruments classified in Level 3 are unobservable (supported by little or no market activity) and significant to their resulting fair value measurement.  Unobservable inputs reflect the Company’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset at the reporting date. Level 3 assets primarily include mortgage loans and certain newly issued, privately-placed, complex or illiquid securities that are valued using significant unobservable inputs.

SSAP 100 allows the use of net asset value (NAV) as a practical expedient to fair value for investments in investment companies where there is no readily determinable fair value. As a result of this guidance, $632 million of separate account investments have additional tabular disclosures further describing these investments as of December 31, 2024. As of December 31, 2023, $680 million of separate account investments have additional tabular disclosures further describing these investments.

1.Fair Value Measurements at Reporting Date
The Company carries certain financial instruments at fair value in the financial statements including unaffiliated common stocks and perpetual preferred stocks and bonds and redeemable preferred stocks valued at the lower of cost or fair value when reported at fair value at the balance sheet date and the assets of certain separate accounts.

The following tables provide information about the Company’s financial assets carried at fair value as of December 31, 2024 and 2023. Fair values and changes in fair values of separate account assets accrue directly to the policyholders and are not included in the Company’s revenues, expenses or surplus.

December 31, 2024
(in millions)	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Total
Financial Assets at Fair Value
Bonds	—	—	2	—	2
Preferred Stock	—	—	—	—	—
Common stock	—	—	3	—	3
Separate account assets (1)	498	5,899	210	632	7,239
Total assets at fair value	498	5,899	215	632	7,244
(1) Investments measured using the practical expedient of NAV are excluded from the fair value hierarchy. See table in Section E for more information.

December 31, 2023
(in millions)	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Total
Financial Assets at Fair Value
Bonds	—	—	—	—	—
Preferred Stock	—	—	1	—	1
Common stock	—	—	5	—	5
Separate account assets (1)	385	6,115	217	680	7,397
Total assets at fair value	385	6,115	223	680	7,403
(1) Investments measured using the practical expedient of NAV are excluded from the fair value hierarchy. See table in Section E for more information.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
2.Fair Value Measurements in Level 3 of the Fair Value Hierarchy
The following tables summarize the changes in financial instruments classified in Level 3 for the years ended December 31, 2024 and 2023. Gains and losses reported in these tables may include net changes in fair value that are attributable to both observable and unobservable inputs.

For the Year Ended December 31, 2024
(in millions)	Beginning Balance 1/1/2024	Transfers into Level 3	Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance 12/31/2024
Level 3 Financial Instrument
Bonds and Common Stock (1)	6	—	—	3	—	1	—	(5)	—	5
Separate account assets (2)	217	107	(89)	(8)	2	5	—	(1)	(23)	210
Total Level 3 assets at fair value	223	107	(89)	(5)	2	6	—	(6)	(23)	215

(1) Bond and common stock gains (losses) included in net income attributable to instruments held at the reporting date were losses of $1.222.
(2) Separate Account gains (losses) include realized and unrealized gains (losses) in the value of separate account assets which accrue directly to the policyholders and are not included in the net income of the Company.

For the Year Ended December 31, 2023
(in millions)	Beginning Balance 1/1/2023	Transfers into Level 3	Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance 12/31/2023
Level 3 Financial Instrument
Bonds and Common Stock (1)	7	1	(1)	1	—	1	—	(2)	(1)	6
Separate account assets (2)	203	48	(24)	(16)	17	82	—	(8)	(85)	217
Total Level 3 assets at fair value	210	49	(25)	(15)	17	83	—	(10)	(86)	223

(1) Bond and common stock gains (losses) included in net income attributable to instruments held at the reporting date were losses of $573.
(2) Separate Account gains (losses) include realized and unrealized gains (losses) in the value of separate account assets which accrue directly to the policyholders and are not included in the net income of the Company.

Changes in the value of bonds and common stock included in net income are reflected in net investment income and realized capital gains (losses), and unrealized gains (losses) are included in surplus. Policyholder gains include realized and unrealized gains (losses) in the value of separate account assets which accrue directly to the policyholders and are not included in net income of the Company.
3.Level 3 Transfers
Reclassifications impacting Level 3 financial instruments are reported as transfers in or out of the Level 3 category. Gains and losses in net income and surplus only reflect activity for the period the instrument was classified in Level 3.  Transfers into or out of the Level 3 category occur when there is a change in the measurement basis in the period for lower-rated bonds valued at the lower of cost or fair value. Transfers into or out of Level 3 may also occur when observable inputs, such as the Company’s best estimate of what a market participant would use to determine a current transaction price, become more or less significant to the fair value measurement. For the years ended December 31, 2024 and 2023, bond and common stock Level 3 transfers reflect changes in the measurement basis of bonds between cost and fair value, and separate account Level 3 transfers were a result of observable inputs becoming more or less significant to the fair value measurements.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
4.Valuation Techniques and Inputs
The Company estimates fair values using prices from third parties or internal pricing methods. Fair value estimates received from third-party pricing services are based on reported trade activity and quoted market prices when available, and other market information that a market participant may use to estimate fair value. The internal pricing methods are performed by the Company’s investment professionals, and generally involve using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality, as well as other qualitative factors.

The Company is responsible for determining fair value, as well as the appropriate level within the fair value hierarchy, based on the significance of unobservable inputs.  The Company reviews methodologies, processes and controls of third-party pricing services and compares prices on a test basis to those obtained from other external pricing sources or internal estimates.  The Company performs ongoing analyses of both prices received from third-party pricing services and those developed internally to determine that they represent appropriate estimates of fair value.  The controls executed by the Company include evaluating changes in prices and monitoring for potentially stale valuations.  The Company also performs sample testing of sales values to confirm the accuracy of prior fair value estimates.  The minimal exceptions identified during these processes indicate that adjustments to prices are infrequent and do not significantly impact valuations.  An annual due-diligence review of the most significant pricing service is conducted to review its processes, methodologies, and controls. This review includes a walk-through of inputs for a sample of securities held across various asset types to validate the documented pricing process.

Level 2 - Because many bonds, preferred and unaffiliated common stocks do not trade daily, third-party pricing services and internal methods often use recent trades of securities with similar features and characteristics. When recent trades are not available, pricing models are used to determine these prices.  These models calculate fair values by discounting future cash flows at estimated market interest rates.  Such market rates are derived by calculating the appropriate spreads over comparable U.S. Treasury securities, based on the credit quality, industry and structure of the asset. Typical inputs and assumptions to pricing models include, but are not limited to, a combination of benchmark yields, reported trades, issuer spreads, liquidity, benchmark securities, bids, offers, reference data, and industry and economic events.  For mortgage-backed securities, inputs and assumptions may also include characteristics of the issuer, collateral attributes, prepayment speeds and credit rating. For investments in investment companies where a readily determinable fair value does not exist, NAV is used as a practical expedient to fair value and classified in Level 2, according to updates to SSAP 100 effective January 1, 2018.

Level 3 - In instances where there is little or no market activity for the same or similar instruments, fair value is estimated using methods, models and assumptions that the Company believes a hypothetical market participant would use to determine a current transaction price.  These valuation techniques involve some level of estimation and judgment that becomes significant with increasingly complex instruments or pricing models.

Fair values of mortgage and other asset-backed securities, corporate and government fixed maturities are primarily determined using pricing models that incorporate the specific characteristics of each asset and related assumptions including the investment type and structure, credit quality, industry and maturity date in comparison to current market indices, spreads and liquidity of assets with similar characteristics.  For mortgage and other asset-backed securities, inputs and assumptions for pricing may also include collateral attributes and prepayment speeds.  Recent trades in the subject security or similar securities are assessed when available, and the Company may also review published research in its evaluation, as well as the issuer’s financial statements.

B.Other Fair Value Disclosures

The Company provides additional fair value information in Notes 1, 4, 7 and 28.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
C.Aggregate Fair Value of All Financial Instruments
The following tables provide the fair value, carrying value, and classification in the fair value hierarchy of the Company’s financial instruments as of December 31, 2024 and 2023.

December 31, 2024
(in millions)	Aggregate Fair Value	Admitted Assets	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Not Practicable (Carrying Value)
Financial Instrument
Bonds	2,721	2,905	30	2,572	119	—	—
Preferred Stock	—	—	—	—	—	—	—
Common stock	3	3	—	—	3	—	—
Commercial mortgage loans	326	348	—	—	326	—	—
Cash, cash equivalents, and short-term investments	253	253	4	249	—	—	—
Contract loans	1,155	1,155	—	1,155	—	—	—
Derivatives	41	27	—	41	—	—	—
Other invested assets - surplus debentures	80	99	—	80	—	—	—
Separate accounts (1)	8,854	8,931	498	7,205	519	632	—
Liability - Derivatives	1	1	—	1	—	—	—
(1) Separate accounts are primarily comprised of bonds and common stock.

December 31, 2023
(in millions)	Aggregate Fair Value	Admitted Assets	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Not Practicable (Carrying Value)
Financial Instrument
Bonds	2,973	3,063	31	2,841	101	—	—
Preferred Stock	1	1	—	—	1	—	—
Common stock	5	5	—	—	5	—	—
Commercial mortgage loans	357	381	—	—	357	—	—
Cash, cash equivalent and short-term investments	18	18	2	16	—	—	—
Contract loans	1,211	1,211	—	1,211	—	—	—
Derivatives	36	17	—	36	—	—	—
Other invested assets - surplus debentures	85	99	—	85	—	—	—
Separate accounts (1)	9,040	9,113	385	7,433	541	680	—
Liability - Derivatives	3	3	—	3	—	—	—
(1) Separate accounts are primarily comprised of bonds and common stock.
The fair values presented in the tables above have been estimated using market information when available. The following valuation methodologies and significant assumptions are used by the Company to determine fair value for each instrument.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
Bonds, preferred stock and unaffiliated common stock
The Company estimates fair values of bonds, preferred and unaffiliated common stock using prices from third parties or internal pricing methods. Fair value estimates received from third-party pricing services are based on reported trade activity and quoted market prices when available and other market information that a market participant may use to estimate fair value. The internal pricing methods generally involve using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality.  In instances where there is little or no market activity for the same or similar instruments, fair value is estimated using methods, models and assumptions that the Company believes a hypothetical market participant would use to determine a current transaction price. See detailed discussion above for significant inputs and assumptions used to value bonds, preferred stock and unaffiliated common stock.

Commercial mortgage loans
The Company estimates the fair value of commercial mortgage loans generally by discounting the contractual cash flows at estimated market interest rates that reflect the Company’s assessment of the credit quality of the loans. Market interest rates are derived by calculating the appropriate spread over comparable U.S. Treasury rates, based on the property type, quality rating and average life of the loan. The quality ratings reflect the relative risk of the loan, considering debt service coverage, the loan-to-value ratio and other factors. Fair values of impaired mortgage loans are based on the estimated fair value of the underlying collateral generally determined using an internal discounted cash flow model.

Cash, cash equivalents and short-term investments
Short-term investments, cash equivalents, and cash are carried at cost which approximates fair value.  Short-term investments and cash equivalents are classified in Level 2 and cash is classified in Level 1.

Contract Loans
Contract loans are carried at unpaid principal balances plus accumulated interest which is estimated to equal the fair value. The loans are collateralized by insurance policy cash values and, therefore, have no exposure to credit loss. Interest rates are reset annually based on an index.
Derivatives
Fair values for these instruments are determined using market observable inputs including forward currency and interest rate curves and widely published market observable indices.

Fair values of off-balance-sheet financial instruments were not material as of December 31, 2024 and December 31, 2023.

Other Invested Assets
The estimated fair value of other invested assets is determined using the bonds, preferred stock and unaffiliated common stock methodology described above. Other invested assets not considered to be financial instruments are excluded from this disclosure, including investments carried on the equity method.

D.Disclosures about Financial Instruments Not Practicable to Estimate Fair Value – None

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
E.Investments Measured Using the NAV Practical Expedient
Pursuant to SSAP 100, investments in investment companies with no readily-determinable fair value can be measured using the practical expedient of NAV. The table below provides additional information about these investments.

Investments Using the Practical Expedient of NAV
(in millions)	Fair Value		Unfunded Commitments		Redemption Frequency (if currently eligible)	Redemption Notice Period
Asset	12/31/2024	12/31/2023	12/31/2024	12/31/2023
Securities Partnerships	$ 402	$ 419	$ 215	$ 254	Not applicable	Not applicable
Real Estate Funds	$ 229	$ 258	$ 3	$ —	Quarterly	30-90 days
Hedge Funds	$ 1	$ 3	$ —	$ —	Up to annually, varying by fund	30-90 days
Total	$ 632	$ 680	$ 218	$ 254

NOTE 18 – OTHER ITEMS
Other Disclosures and Unusual Items
Reinsurance of Guaranteed Minimum Death Benefits (GMDB) and Guaranteed Minimum Income Benefits (GMIB) Business

Effective February 4, 2013, the Company entered into an agreement with Berkshire Hathaway Life Insurance Company of Nebraska (Berkshire) to reinsure the GMDB and GMIB businesses. The reinsurance arrangement is subject to an overall limit, of which $3.0 billion remains. In April 2013, Berkshire set up a trust with the Company as the beneficiary. The market value of the assets in the trust at December 31, 2024 was $0.7 billion. At December 31, 2023, the market value of the assets in the trust was $0.8 billion.

Assumed Reinsurance of Settlement Annuity Business

Effective December 31, 2020 the Company entered into an agreement to assume the Settlement Annuity business of Life Insurance Company of North America (LINA). In connection with this agreement, the Company set up a trust with LINA as the beneficiary. The market value of the assets in the trust at December 31, 2024 and at December 31, 2023 was $1.1 billion.

Effective December 31, 2020 the Company entered into an agreement to assume the Settlement Annuity business of New York Life Group Insurance Company of New York (NYLGI). In connection with this agreement, the Company set up a trust with NYLGI as the beneficiary. The market value of the assets in the trust at December 31, 2024 was $130 million. At December 31, 2023, the market value of the assets in the trust was $137 million.

Reinsurance of Group Universal Life and Retained Assets Business

Effective December 31, 2020 the Company entered into an agreement to reinsure its Group Universal Life and Retained Assets businesses to LINA. In connection with this agreement, LINA set up a trust with the Company as the beneficiary. The market value of the assets in the trust at December 31, 2024 was $398 million. At December 31, 2023, the market value of the assets in the trust was $440 million.

Retained Asset Accounts

To support the sale of LINA to NY Life, effective December 30, 2020, a Retained Assets reinsurance agreement between the Company and LINA was executed. The agreement cedes 100% of the Company's interests in the RAA business to LINA, an unaffiliated party effective December 31, 2020. The agreement was approved by CT and PA Departments of Insurance.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS

Retained Asset Accounts are classified as liabilities for deposit-type contracts. These accounts represent the Company’s method for settling certain life, disability and accidental death and dismemberment claims where the claimant does not specify or request payment in alternate form, or where another form of payment is directed by applicable law. The insurance proceeds are retained in the Company’s general account and credited to a beneficiary’s free interest-bearing account with draft privileges that can be liquidated at any time. The account balance and earned interest are fully guaranteed by the Company. The interest crediting rate is updated weekly and pegged to the Bank Rate Monitor Index, which reflects the average annual effective yield on money markets offered by one hundred large banks and thrifts in the United States. Interest is compounded daily and is credited to accountholders on a monthly basis. The weighted average effective interest rate credited to account holders in 2024 was 0.45%, ranging from 0.41% to 0.49%. Account holders are charged fees only for special services (stop payment requests, checks denied due to insufficient funds, copies of drafts or statements) and are not charged per-draft fees, maintenance charges or withdrawal penalties.

In Force
($ in millions)	December 31, 2024		December 31, 2023
	Number	Balance	Number	Balance
Up to and including 12 Months	—	$ —	—	$ —
13 to 24 Months	—	—	—	—
25 to 36 Months	—	—	—	—
37 to 48 Months	—	—	—	—
49 to 60 Months	—	—	—	—
Over 60 Months	1,023	31	1,288	37
Total	1,023	$ 31	1,288	$ 37

	December 31, 2024
($ in millions)	Individual Number	Individual Balance/Amount	Group Number	Group Balance/Amount
At the Beginning of the Year	147	$ 9	1,141	$ 27
Issued/Added During the Year	—	—	—	—
Investment Earnings Credited During the Year	N/A	—	N/A	—
Fees and Other Charges Assessed During the Year	N/A	—	N/A	—
Transferred to State Unclaimed Property funds During the Year	11	—	87	1
Closed/Withdrawn During the Year	18	1	149	3
At the End of the Year	118	$ 8	905	$ 23

	December 31, 2023
($ in millions)	Individual Number	Individual Balance/Amount	Group Number	Group Balance/Amount
At the Beginning of the Year	188	$ 12	1,412	$ 33
Issued/Added During the Year	—	—	—	—
Investment Earnings Credited During the Year	N/A	—	N/A	—
Fees and Other Charges Assessed During the Year	N/A	—	N/A	—
Transferred to State Unclaimed Property funds During the Year	—	—	—	—
Closed/Withdrawn During the Year	41	2	271	6
At the End of the Year	147	$ 10	1,141	$ 27

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
Dividends Received
The Company received $3.2 billion of dividends from its subsidiary entity, CHLIC, during the period ending December 31, 2024. In 2023 and 2022, the Company received $1.7 billion and $2.6 billion of dividends from CHLIC, respectively. The dividends received are included in net investment income and amortization of interest maintenance reserve in the Statutory Statement of Income and Changes in Capital and Surplus.

NOTE 19 – Reinsurance
The Company enters into agreements with other insurance companies to assume and cede reinsurance. Reinsurance is ceded primarily to limit losses from large exposures and to permit recovery of a portion of direct or assumed losses. Reinsurance is also used in acquisition and disposition transactions when the underwriting company is not being acquired. Reinsurance does not relieve the originating insurer of liability. The Company regularly evaluates the financial condition of its reinsurers and monitors its concentrations of credit risk.
The Company did not have any balances considered uncollectible or written-off for the years ended December 31, 2024 and 2023.
In the Company’s income statements, premiums and fees were net of ceded and assumed premiums, in the following amounts:

(in millions)	2024	2023	2022
Premiums and Fees
Direct	$ 333	$ 378	$ 384
Assumed	16	16	18
Ceded	(206)	(239)	(259)
Total	$ 143	$ 155	$ 143

The Company does not have any reinsurance agreements subject to A-791 as of December 31, 2024.

NOTE 20 – RETROSPECTIVELY RATED CONTRACTS & CONTRACTS SUBJECT TO REDETERMINATION
A.The Company estimates accrued retrospective premium adjustments for its group health insurance business through a mathematical approach using the Company’s underwriting rules and experience rating practices.

B.The Company records accrued retrospective premium as an adjustment to earned premium.

C.The amount of net premiums written by the Company subject to retrospective rating features were:

($ in millions)	2024	2023	2022
Premiums subject to retrospective rating features:	$ 1	$ 6	$ 6
As a percentage of total net premiums written:	— %	4%	4%

D.Medical loss ratio rebates required pursuant to the Public Health Service Act - Not applicable.

E.Risk-Sharing Provisions of the Affordable Care Act (ACA)
(1) - (5) Not applicable.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
NOTE 21 – HEALTH CARE RECEIVABLES

A.Pharmaceutical Rebate Receivables
Pharmaceutical manufacturer rebates receivable are recorded when earned based on actual rebates billed and an estimate of receivables based on current utilization of specific pharmaceuticals and contract terms. The rebates receivable was not material to the Company for the years ended December 31, 2024, 2023, and 2022.

NOTE 22 – PARTICIPATING POLICIES
Premiums under participating policies and dividends paid to policyholders were:

($ in millions)	2024	2023	2022
Premiums under participating policies	$ 11	$ 15	$ 14
As a percentage of total individual, group and accident and health premiums earned	7.6%	9.7%	10.0%
Dividends paid to policyholders	$ 10	$ 14	$ 12

The Company did not allocate any additional income to such policyholders.

NOTE 23 – PREMIUM DEFICIENCY RESERVES
The Company had liabilities for premium deficiency reserves of $65 million as of December 31, 2024 and $57 million as of December 31, 2023. The most recent evaluation of this liability was December 31, 2024. On accident and health contracts, the Company considered anticipated investment income when calculating the premium deficiency reserves.

NOTE 24 – RESERVES FOR LIFE CONTRACTS AND ANNUITY CONTRACTS
(1)The Company generally waives deduction of deferred fractional premiums upon death of insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

(2)The Company has issued or assumed substandard policies either with rated-up age, or with extra premium, temporary or otherwise, or at a special scale of premiums. In the case of those with rated-up age, the valuation is done at such rated-up age or an equivalent percentage rating.

Ordinary policies issued substandard are valued using either a multiple of the standard mortality rates or an addition to the standard mortality rates for flat extras.

For Structured Settlement Annuity contracts issued to annuitants with health impairments, valuation of reserves complies with Actuarial Guideline IX-A in the use of substandard mortality.

(3)As of December 31, 2024 and 2023, the Company had approximately $0.9 billion of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the State of Connecticut. Reserves to cover the above insurance were approximately $1.5 billion as of December 31, 2024 and 2023.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
(4)Tabular Interest, Tabular Less Actual Reserves Released, and Tabular Cost were generally determined by formula as described in the instructions and in part using the basic data.

(5)Tabular interest on funds not involving life contingencies was determined from the basic data for the calculation of deposit fund liabilities.

(6)The nature of other reserve changes – Not applicable.

NOTE 25 – ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT-TYPE CONTRACT LIABILITIES BY WITHDRAWAL CHARACTERISTICS
Withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies as of December 31, were as follows:

(in millions)			2024
			General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

A. INDIVIDUAL ANNUITIES:
(1)	Subject to discretionary withdrawal:
	a.	With market value adjustment	$ 32	$ 3	$ —	$ 35	2%
	b.	At book value less current surrender charge of 5% or more	—	—	—	—	— %
	c.	At fair value	—	—	115	115	8%
	d.	Total with market value adjustment or at fair value (total of a through c)	32	3	115	150	10%
	e.	At book value without adjustment (minimal or no charge or adjustment)	4	—	4	8	— %
(2)	Not subject to discretionary withdrawal		1,483	—	5	1,488	90%
(3)	Total (gross: direct + assumed)		1,519	3	124	1,646	100%
(4)	Reinsurance ceded		60	3	—	63
(5)	Total (net) (3) – (4)		$ 1,459	$ —	$ 124	$ 1,583
(6)	Amount included in A(1)b above that will move to A(1)e for the first time within the year after the statement date:		$ —	$ —	$ —	$ —

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS

			General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

B. GROUP ANNUITIES:
(1)	Subject to discretionary withdrawal:
	a.	With market value adjustment	$ —	$ —	$ —	$ —	— %
	b.	At book value less current surrender charge of 5% or more	—	—	—	—	— %
	c.	At fair value	—	—	10	10	1%
	d.	Total with market value adjustment or at fair value (total of a through c)	—	—	10	10	1%
	e.	At book value without adjustment (minimal or no charge or adjustment)	—	—	—	—	— %
(2)	Not subject to discretionary withdrawal		367	371	1	739	99%
(3)	Total (gross: direct + assumed)		367	371	11	749	100%
(4)	Reinsurance ceded		367	—	1	368
(5)	Total (net) (3) – (4)		$ —	$ 371	$ 10	$ 381
(6)	Amount included in B(1)b above that will move to B(1)e for the first time within the year after the statement date:		$ —	$ —	$ —	$ —

			General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

C. DEPOSIT-TYPE CONTRACTS (no life contingencies):
(1)	Subject to discretionary withdrawal:
	a.	With market value adjustment	$ 126	$ —	$ —	$ 126	3%
	b.	At book value less current surrender charge of 5% or more	20	—	—	20	1%
	c.	At fair value	—	—	3,793	3,793	94%
	d.	Total with market value adjustment or at fair value (total of a through c)	146	—	3,793	3,939	98%
	e.	At book value without adjustment (minimal or no charge or adjustment)	65	—	—	65	2%
(2)	Not subject to discretionary withdrawal		15	—	—	15	— %
(3)	Total (gross: direct + assumed)		226	—	3,793	4,019	100%
(4)	Reinsurance ceded		224	—	—	224
(5)	Total (net) (3) – (4)		$ 2	$ —	$ 3,793	$ 3,795
(6)	Amount included in C(1)b above that will move to C(1)e for the first time within the year after the statement date:		$ —	$ —	$ —	$ —

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS

(in millions)			2023
			General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

A. INDIVIDUAL ANNUITIES:
(1)	Subject to discretionary withdrawal:
	a.	With market value adjustment	$ 36	$ 4	$ —	$ 40	2%
	b.	At book value less current surrender charge of 5% or more	—	—	—	—	— %
	c.	At fair value	—	—	108	108	7%
	d.	Total with market value adjustment or at fair value (total of a through c)	36	4	108	148	9%
	e.	At book value without adjustment (minimal or no charge or adjustment)	7	—	3	10	1%
(2)	Not subject to discretionary withdrawal		1,504	—	5	1,509	90%
(3)	Total (gross: direct + assumed)		1,547	4	116	1,667	100%
(4)	Reinsurance ceded		66	4	—	70
(5)	Total (net) (3) – (4)		$ 1,481	$ —	$ 116	$ 1,597
(6)	Amount included in A(1)b above that will move to A(1)e for the first time within the year after the statement date:		$ —	$ —	$ —	$ —

			General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

B. GROUP ANNUITIES:
(1)	Subject to discretionary withdrawal:
	a.	With market value adjustment	$ —	$ —	$ —	$ —	— %
	b.	At book value less current surrender charge of 5% or more	—	—	—	—	— %
	c.	At fair value	—	—	20	20	3%
	d.	Total with market value adjustment or at fair value (total of a through c)	—	—	20	20	3%
	e.	At book value without adjustment (minimal or no charge or adjustment)	—	—	—	—	— %
(2)	Not subject to discretionary withdrawal		403	385	1	789	97%
(3)	Total (gross: direct + assumed)		403	385	21	809	100%
(4)	Reinsurance ceded		403	—	—	403
(5)	Total (net) (3) – (4)		$ —	$ 385	$ 21	$ 406
(6)	Amount included in B(1)b above that will move to B(1)e for the first time within the year after the statement date:		$ —	$ —	$ —	$ —

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS

			General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

C. DEPOSIT-TYPE CONTRACTS (no life contingencies):
(1)	Subject to discretionary withdrawal:
	a.	With market value adjustment	$ 137	$ —	$ —	$ 137	3%
	b.	At book value less current surrender charge of 5% or more	20	—	—	20	1%
	c.	At fair value	—	—	3,991	3,991	94%
	d.	Total with market value adjustment or at fair value (total of a through c)	157	—	3,991	4,148	98%
	e.	At book value without adjustment (minimal or no charge or adjustment)	72	—	—	72	2%
(2)	Not subject to discretionary withdrawal		10	—	—	10	— %
(3)	Total (gross: direct + assumed)		240	—	3,991	4,231	100%
(4)	Reinsurance ceded		238	—	—	238
(5)	Total (net) (3) – (4)		$ 2	$ —	$ 3,991	$ 3,993
(6)	Amount included in C(1)b above that will move to C(1)e in the year after the will move to C(1)e in the year after the statement date:		$ —	$ —	$ —	$ —

NOTE 26 – ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS
The amounts of account value, cash value and reserve for the breakouts of life insurance by withdrawal characteristics, separately for General Account products, Separate Account with Guarantees products and Separate Account Nonguaranteed products, were as follows:

			2024
		(in millions)	Account Value	Cash Value	Reserve

A.	General Account
	(1)	Subject to discretionary withdrawal, surrender values or policy loans:
		a. Term Policies with Cash Value	$—	$2	$2
		b. Universal Life	2,235	2,223	3,039
		c. Universal Life with Secondary Guarantees	—	—	—
		d. Indexed Universal Life	—	—	—
		e. Indexed Universal Life with Secondary Guarantees	—	—	—
		f. Indexed Life	—	—	—
		g. Other Permanent Cash Value Life Insurance	—	1,780	1,804
		h. Variable Life	—	—	—
		i. Variable Universal Life	14	15	14
		j. Miscellaneous Reserves	—	—	—
			2,249	4,020	4,859
	(2)	Not subject to discretionary withdrawal provision
		a. Term Policies without Cash Value	XXX	XXX	33
		b. Accidental Death Benefits	XXX	XXX	—
		c. Disability - Active Lives	XXX	XXX	—
		d. Disability - Disabled Lives	XXX	XXX	50
		e. Miscellaneous Reserves	XXX	XXX	846
	(3)	Total (gross: direct + assumed)	2,249	4,020	5,788
	(4)	Reinsurance Ceded	1,397	1,736	3,434
	(5)	Total (net) (3) - (4)	$852	$2,284	$2,354

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS

			Account Value	Cash Value	Reserve
B.	Separate Account with Guarantees
	(1)	Subject to discretionary withdrawal, surrender values or policy loans:
		a. Term Policies with Cash Value	$—	$—	$—
		b. Universal Life	1,648	1,648	1,648
		c. Universal Life with Secondary Guarantees	—	—	—
		d. Indexed Universal Life	—	—	—
		e. Indexed Universal Life with Secondary Guarantees	—	—	—
		f. Indexed Life	—	—	—
		g. Other Permanent Cash Value Life Insurance	—	—	—
		h. Variable Life	—	—	—
		i. Variable Universal Life	2,596	2,658	2,596
		j. Miscellaneous Reserves	—	—	—
			4,244	4,306	4,244
	(2)	Not subject to discretionary withdrawal provision
		a. Term Policies without Cash Value	XXX	XXX	—
		b. Accidental Death Benefits	XXX	XXX	—
		c. Disability - Active Lives	XXX	XXX	—
		d. Disability - Disabled Lives	XXX	XXX	—
		e. Miscellaneous Reserves	XXX	XXX	—
	(3)	Total (gross: direct + assumed)	4,244	4,306	4,244
	(4)	Reinsurance Ceded	—	—	—
	(5)	Total (net) (3) - (4)	$4,244	$4,306	$4,244

C.	Separate Account Nonguaranteed
Not applicable.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS

			2023
		(in millions)	Account Value	Cash Value	Reserve

A.	General Account
	(1)	Subject to discretionary withdrawal, surrender values or policy loans:
		a. Term Policies with Cash Value	$—	$1	$1
		b. Universal Life	2,342	2,331	3,179
		c. Universal Life with Secondary Guarantees	—	—	—
		d. Indexed Universal Life	—	—	—
		e. Indexed Universal Life with Secondary Guarantees	—	—	—
		f. Indexed Life	—	—	—
		g. Other Permanent Cash Value Life Insurance	—	1,858	1,883
		h. Variable Life	—	—	—
		i. Variable Universal Life	14	14	14
		j. Miscellaneous Reserves	—	—	—
			2,356	4,204	5,077
	(2)	Not subject to discretionary withdrawal provision
		a. Term Policies without Cash Value	XXX	XXX	35
		b. Accidental Death Benefits	XXX	XXX	—
		c. Disability - Active Lives	XXX	XXX	—
		d. Disability - Disabled Lives	XXX	XXX	52
		e. Miscellaneous Reserves	XXX	XXX	921
	(3)	Total (gross: direct + assumed)	2,356	4,204	6,085
	(4)	Reinsurance Ceded	1,490	1,850	3,657
	(5)	Total (net) (3) - (4)	$866	$2,354	$2,428

			Account Value	Cash Value	Reserve
B.	Separate Account with Guarantees
	(1)	Subject to discretionary withdrawal, surrender values or policy loans:
		a. Term Policies with Cash Value	$—	—	—
		b. Universal Life	1,643	1,643	1,643
		c. Universal Life with Secondary Guarantees	—	—	—
		d. Indexed Universal Life	—	—	—
		e. Indexed Universal Life with Secondary Guarantees	—	—	—
		f. Indexed Life	—	—	—
		g. Other Permanent Cash Value Life Insurance	—	—	—
		h. Variable Life	—	—	—
		i. Variable Universal Life	2,514	2,573	2,514
		j. Miscellaneous Reserves	—	—	—
			4,157	4,216	4,157
	(2)	Not subject to discretionary withdrawal provision
		a. Term Policies without Cash Value	XXX	XXX	—
		b. Accidental Death Benefits	XXX	XXX	—
		c. Disability - Active Lives	XXX	XXX	—
		d. Disability - Disabled Lives	XXX	XXX	—
		e. Miscellaneous Reserves	XXX	XXX	—
	(3)	Total (gross: direct + assumed)	4,157	4,216	4,157
	(4)	Reinsurance Ceded	—	—	—
	(5)	Total (net) (3) - (4)	$4,157	4,216	4,157

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS

C.	Separate Account Nonguaranteed
Not applicable.

NOTE 27 – PREMIUMS AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED
Deferred and uncollected life insurance premiums and annuity considerations as of December 31, were as follows:

(in millions)	2024		2023		2022
Type	Gross	Net of Loading	Gross	Net of Loading	Gross	Net of Loading
Ordinary Renewal	$ —	$ —	$ —	$ —	$ —	$ —
Group Life	(10)	(10)	1	1	2	2
Totals	$ (10)	$ (10)	$ 1	$ 1	$ 2	$ 2

NOTE 28 – SEPARATE ACCOUNTS

A.Separate Account Activity

(1)Separate account assets held by the Company represent funds for the following:
•variable universal and universal life contracts primarily supporting corporate owned life insurance products;
•deposit type contracts primarily held for pension benefits;
•survivor income benefits, and;
•reinsured variable annuity and life contracts.

The assets of these accounts are generally carried at market value, with the exception of universal life contracts that carry the vast majority of investments at amortized cost.

(2)These accounts are maintained independently and all assets are legally insulated from the general account of the Company.

(in millions)	Legally Insulated Assets
Product/Transaction	2024	2023
Variable Universal Life and Universal Life	$ 4,453	$ 4,417
Deposit Type Contracts	3,794	4,001
Survivor Income Benefits	537	545
Reinsured Variable Annuities and Variable Life	147	150
Total	$ 8,931	$ 9,113

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
(3)Products within the separate account that contain guarantees supported by the Company’s general account for investment losses are described below.
For universal life products, the Company guarantees to replace non-performing assets as needed in the event of default and guarantees that upon surrender, the policyholder cash surrender value will be at least equal to a guaranteed accumulation account value.

There are limited variable universal life products that guarantee a minimum credited interest rate, excluding credit losses.

Under survivor income policies, the Company guarantees that separate account assets will be sufficient to pay benefits through a series of fixed income payments provided to a beneficiary. The sponsoring employer has the primary responsibility to ensure that assets are sufficient to pay these benefits and is required to maintain assets that exceed a certain percentage of benefit obligations.

To compensate the general account for the risk taken, the separate account has paid risk charges as follows for the past five (5) years:

a.	2024	$ 16	million
b.	2023	$ 16	million
c.	2022	$ 17	million
d.	2021	$ 17	million
e.	2020	$ 16	million

For the years ended December 31, 2024, 2023, 2022, 2021 and 2020, no cash payment has been required from the Company’s general account to fund these separate account guarantees.

(4)As of December 31, 2024 and December 31, 2023, none of the Company’s separate accounts were engaged in securities lending. The Company’s policies and procedures follow applicable statutory guidance, including segregated presentation of reinvested collateral and payable for collateral received whenever the company becomes engaged in securities lending.

(5)For the years ended December 31, 2024, 2023, and 2022, the amount of fees and expenses due by the separate account to the general account was zero. During 2024, 2023, and 2022, the separate account remitted $7 million each year to the general account for Other Fees and Expenses. No amounts relating to seed money or additional required surplus were due to the general account as of December 31, 2024, 2023, and 2022, nor remitted to the general account at any time during that three-year period.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
B.General Nature and Characteristics of Separate Accounts Business

Information regarding the separate accounts of the Company at December 31 was as follows:

(in millions)				2024
				Indexed	Nonindexed guarantee less than/equal to 4%	Nonindexed guarantee more than 4%	Nonguaranteed Separate Accounts	Total
(1)	Premiums, considerations, or deposits for the year ended December 31, 2024			$ —	$ —	$ 24	$ 312	$ 336

(2)	Reserves at December 31, 2024
For accounts with assets at:
	a.	Fair value		$ —	$ 134	$ 371	$ 6,390	$ 6,895
	b.	Amortized cost		—	1,647	—	—	1,647
	c.		Total reserves	$ —	$ 1,781	$ 371	$ 6,390	$ 8,542

(3)	By withdrawal characteristics:
	a.	Subject to discretionary withdrawal
		1.	With market value adjustment	$ —	$ —	$ —	$ —	$ —
		2.	At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—	—	—
		3.	At fair value	—	134	—	6,380	6,514
		4.	At book value without market value adjustment and with current surrender charge of less than 5%	—	1,647	—	4	1,651
		5.	Subtotal	$ —	$ 1,781	$ —	$ 6,384	$ 8,165

	b.	Not subject to discretionary withdrawal		—	—	371	6	377
	c.	Total		$ —	$ 1,781	$ 371	$ 6,390	$ 8,542

(4)	There was no reserve for asset risk in lieu of AVR at December 31, 2024.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS

(in millions)				2023
				Indexed	Nonindexed guarantee less than/equal to 4%	Nonindexed guarantee more than 4%	Nonguaranteed Separate Accounts	Total
(1)	Premiums, considerations or deposits for the year ended December 31, 2023			$ —	$ —	$ 38	$ 495	$ 533

(2)	Reserves at December 31, 2023
For accounts with assets at:
	a.	Fair value		$ —	$ 131	$ 385	$ 6,510	$ 7,026
	b.	Amortized cost		—	1,644	—	—	1,644
	c.		Total reserves	$ —	$ 1,775	$ 385	$ 6,510	$ 8,670

(3)	By withdrawal characteristics:
	a.	Subject to discretionary withdrawal
		1.	With market value adjustment	$ —	$ —	$ —	$ —	$ —
		2.	At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—	—	—
		3.	At fair value	—	131	—	6,502	6,633
		4.	At book value without market value adjustment and with current surrender charge of less than 5%	—	1,644	—	3	1,647
		5.	Subtotal	$ —	$ 1,775	$ —	$ 6,505	$ 8,280

	b.	Not subject to discretionary withdrawal		—	—	385	5	390
	c.	Total		$ —	$ 1,775	$ 385	$ 6,510	$ 8,670

(4)	There was no reserve for asset risk in lieu of AVR at December 31, 2023.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS

(in millions)				2022
				Indexed	Nonindexed guarantee less than/equal to 4%	Nonindexed guarantee more than 4%	Nonguaranteed Separate Accounts	Total
(1)	Premiums, considerations or deposits for the year ended December 31, 2022			$ —	$ —	$ 27	$ 3,789	$ 3,816

(2)	Reserves at December 31, 2022
For accounts with assets at:
	a.	Fair value		$ —	$ 126	$ 382	$ 6,390	$ 6,898
	b.	Amortized cost		—	1,667	—	—	1,667
	c.		Total reserves	$ —	$ 1,793	$ 382	$ 6,390	$ 8,565

(3)	By withdrawal characteristics:
	a.	Subject to discretionary withdrawal
		1.	With market value adjustment	$ —	$ —	$ —	$ —	$ —
		2.	At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—	—	—
		3.	At fair value	—	126	—	6,383	6,509
		4.	At book value without market value adjustment and with current surrender charge of less than 5%	—	1,667	—	3	1,670
		5.	Subtotal	$ —	$ 1,793	$ —	$ 6,386	$ 8,179

	b.	Not subject to discretionary withdrawal		—	—	382	4	386
	c.	Total		$ —	$ 1,793	$ 382	$ 6,390	$ 8,565

(4)	There was no reserve for asset risk in lieu of AVR at December 31, 2022.

C.Reconciliation of Net Transfers To or (From) Separate Accounts

(in millions)		2024	2023	2022
(1)	Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
	a. Transfers to Separate Accounts	$ 24	$ 39	$ 28
	b. Transfers from Separate Accounts	152	157	111
	c. Net transfers to or (from) Separate Accounts	(128)	(118)	(83)
(2)	Reconciling Adjustments:
	a. Separate Account Reserve reinsured with PRIAC	1	—	—
	b. Other non-separate account expenses	9	3	4
(3)	Transfers as reported in the Statutory Statements of Income and Changes in Capital and Surplus:	$ (118)	$ (115)	$ (79)

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
NOTE 29 - LOSS/CLAIM ADJUSTMENT EXPENSES
The table below reconciles the Company’s accident & health unpaid claims liabilities between December 31, 2024 and December 31, 2023, as follows:

(in millions)	2024	2023
Liability at beginning of year	$ 9	$ 9
Incurred expenses for insured or covered events, current year	12	6
Incurred expenses (income) for insured or covered events, prior years	1	9
Total provision	13	15
Payments for insured or covered events, current year	9	9
Payments for insured or covered events, prior years	7	6
Total payments	16	15
Liability at end of year	$ 6	$ 9

As a result of actual claims experience during the year, incurred claims attributable to insured events of prior years were unfavorable to reserve levels by $1 million in 2024, compared to $9 million unfavorable in 2023. Liability for claims incurred in prior periods is periodically evaluated and adjusted, reflecting recent claim activity. Positive/(Negative) adjustments to the prior year incurred claim levels reflects higher/(lower) than expected claim development compared to the original estimate.

The Company took into account estimated anticipated salvage and subrogation in its determination of the liability for unpaid claims/losses which resulted in no change to the liability for the years presented.

NOTE 30 – CONCENTRATION OF RISK
For the year ended December 31, 2024, the Company had one customer from which it earned 29% of total premium. In 2023 and 2022, respectively, this customer accounted for 29% and 22% of the Company's total premium. For the years ended December 31, 2024, 2023, and 2022, the following states had concentrations of 10% or greater of the Company’s total premium:

Concentrations
2024		2023		2022
Texas	23%	Texas	21%	Texas	20%

NOTE 31 – STATE DEPOSITS
Minimum Surplus
Effective July 1, 2014, the state of Connecticut requires a company to submit a plan of corrective action when a company’s total adjusted capital falls below 300% of authorized control level Risk Based Capital and fails a negative trend test. The Company exceeded the minimum capital requirements of $5,367 million, $4,865 million, and $4,557 million as of December 31, 2024, 2023, and 2022, respectively.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
NOTES TO THE FINANCIAL STATEMENTS
To comply with regulatory requirements, deposits of $1,478 million and $1,449 million as of December 31, 2024 and 2023, respectively, have been placed with the following Departments of Insurance and are included in bonds in the accompanying Statutory Balance Sheets.

(in millions)
State	Deposits
	2024	2023
California	1	1
Connecticut	1	2
South Carolina	9	5
Canada	155	113
Aggregate Alien and Other	1,311	1,327
Remaining States	1	1
Total	$ 1,478	$ 1,449

NOTE 32 – SUBSEQUENT EVENTS
Other than discussed below, the Company is not aware of any Type 1 or Type 2 events that occurred subsequent to the balance sheet date for these financial statements which would have had a material effect on the financial condition of the Company. In preparing these financial statements the Company has evaluated events that occurred between the balance sheet date and April 24, 2025.

On February 6, 2025, the Company paid an extraordinary dividend of $475 million to CGC.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY – OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)
ADDITIONAL STATUTORY INFORMATION
FOR THE YEAR ENDED December 31, 2024

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

Annual Statement for the Year Ended December 31, 2024
Supplemental Schedule 1 – Selected Financial Data

The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent auditors and utilized by actuaries in the determination of reserves.

(in millions)
Investment Income Earned
Government bonds	$ 9
Bonds Exempt from U.S. tax	—
Other bonds (unaffiliated)	142
Bonds of affiliates	—
Preferred stocks (unaffiliated)	—
Preferred stock of affiliates	—
Common stocks (unaffiliated)	—
Common stocks of affiliates	3,233
Mortgage loans	16
Real estate	36
Premium notes, policy loans and liens	56
Cash, Cash Equivalents and Short-term Investments	2
Derivative instruments	5
Other invested assets	19
Aggregate write-ins for investment income	1
Gross investment income	$ 3,519

Real Estate Owned - book Value less Encumbrances	$ 188

Mortgage Loans - Book Value:
Farm mortgages	$ —
Residential mortgages	—
Commercial mortgages and all other	348

Total mortgage loans	$ 348

Mortgage Loans by Standing - Book Value:
Good standing	$ 348
Good standing with restructured terms	$ —
Interest overdue more than three months, not in foreclosure	$ —
Foreclosure in process	$ —

Other Long Term Assets - Statement Value	$ 549
Policy Loans	$ 1,155
Bonds and Stocks of Parents, Subsidiaries and Affiliates - Book Value:
Bonds	$ —
Preferred stocks	$ —
Common stocks	$ 6,283

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

Annual Statement for the Year Ended December 31, 2024
Supplemental Schedule 1 – Selected Financial Data

(in millions)
Bonds and Short-Term Investments by Class and Maturity:

Bonds by Maturity - Statement Value
Due within one year or less	$ 121
Over 1 year through 5 years	530
Over 5 years through 10 years	529
Over 10 years through 20 years	803
Over 20 years	922
No Maturity Date	—

Total by maturity	$ 2,905

Bonds by Class - Statement Value
Class 1	$ 1,326
Class 2	1,469
Class 3	48
Class 4	60
Class 5	—
Class 6	2

Total by class	$ 2,905

Total Bonds Publicly Traded	$ 1,448
Total Bonds Privately Placed	$ 1,456
Preferred Stocks - Statement Value	$ —
Common Stocks - Market Value	$ 6,286
Short-Term Investments - Book Value	$ —
Options, Caps & Floors Owned - Statement Value	$ —
Options, Caps & Floors Written - Statement Value	$ —
Collar, Swap & Forward Agreements Open - Statement Value	$ 26
Futures Contracts Open - Current Value (Notional)	$ —
Cash on Deposit	$ 4

Life Insurance in Force:
Industrial	$ —
Ordinary	$ 11,761
Credit Life	$ —
Group Life	$ 20,574

Amount of Accidental Death Insurance in Force under Ordinary Policies	$ 8

Life Insurance Policies with Disability Provision in Force:
Industrial	$ —
Ordinary	$ 28
Credit Life	$ —
Group Life	$ —

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

Annual Statement for the Year Ended December 31, 2024
Supplemental Schedule 1 – Selected Financial Data

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

(in millions)
Supplementary Contracts in Force:
Ordinary - Not involving life contingencies
Amount on deposit	$ —
Income payable	$ —
Ordinary - Involving life contingencies
Income payable	$ —
Group - Not involving life contingencies
Amount on deposit	$ —
Income payable	$ —
Group - Involving life contingencies
Income payable	$ 50
Annuities - Ordinary
Immediate - Amount of income payable	$ 163
Deferred - Fully paid - account balance	$ —
Deferred - Not fully paid - account balance	$ —
Annuities - Group
Amount of income payable	$ —
Fully paid - account balance	$ —
Not fully paid - account balance	$ —

Accident and Health Insurance - Premiums in Force
Group	$ 4
Credit	$ —
Other	$ 2

Deposit Funds and Dividend Accumulations:
Deposits funds - account balance	$ 2
Dividend accumulations - account balance	$ —

Claim Payments
Group Accident and Health - Year Ended December 31
2024	$ 2
2023	$ 7
2022	$ 7
2021	$ 4
2020	$ 5
Prior	$ 3
Other Accident and Health
2024	$ 7
2023	$ 8
2022	$ 7
2021	$ 7
2020	$ 117
Prior	$ 11
Other Coverages that Use Developmental Methods to Calculate Claims Reserves
2024	$ —
2023	$ —
2022	$ —
2021	$ —
2020	$ —
Prior	$ —

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

Annual Statement for the Year Ended December 31, 2024
Supplemental Schedule 2 – Summary Investment Schedule

			Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
			1	2	3	4	5	6
			Amount	Percentage of Column 1 Line 13	Amount	Securities Lending Reinvested Collateral Amount	Total (Col. 3 + 4) Amount	Percentage of Column 5 Line 13
1.	Long-Term Bonds ( Schedule D, Part 1):
	1.01	U.S. governments	31,397,173	0.268	31,397,172	—	31,397,172	0.268
	1.02	All other governments	115,712,155	0.988	115,712,157	—	115,712,157	0.988
	1.03	U.S. states, territories and possessions, etc. guaranteed	—	0.000	—	—	—	0.000
	1.04	U.S. political subdivisions of states, territories, and possessions, guaranteed	—	0.000	—	—	—	0.000
	1.05	U.S. special revenue and special assessment obligations, etc. non-guaranteed	123,083,859	1.051	123,083,859	—	123,083,859	1.051
	1.06	Industrial and miscellaneous	2,634,746,403	22.489	2,634,746,405	—	2,634,746,405	22.493
	1.07	Hybrid securities	—	0.000	—	—	—	0.000
	1.08	Parent, subsidiaries and affiliates	—	0.000	—	—	—	0.000
	1.09	SVO identified funds	—	0.000	—	—	—	0.000
	1.10	Unaffiliated bank loans	—	0.000	—	—	—	0.000
	1.11	Unaffiliated certificates of deposit	—	0.000	—	—	—	0.000
	1.12	Total long-term bonds	2,904,939,590	24.795	2,904,939,593	—	2,904,939,593	24.800
2.	Preferred stocks (Schedule D, Part 2, Section 1):
	2.01	Industrial and miscellaneous (Unaffiliated)	183,968	0.002	183,968	—	183,968	0.002
	2.02	Parent, subsidiaries and affiliates	—	0.000	—	—	—	0.000
	2.03	Total preferred stocks	183,968	0.002	183,968	—	183,968	0.002
3.	Common stocks (Schedule D, Part 2, Section 2):
	3.01	Industrial and miscellaneous Publicly traded (Unaffiliated)	—	0.000	—	—	—	0.000
	3.02	Industrial and miscellaneous Other (Unaffiliated)	3,046,426	0.026	3,046,426	—	3,046,426	0.026
	3.03	Parent, subsidiaries and affiliates Publicly traded	—	0.000	—	—	—	0.000
	3.04	Parent, subsidiaries and affiliates Other	6,283,446,267	53.633	6,283,446,267	—	6,283,446,267	53.642
	3.05	Mutual funds	—	0.000	—	—	—	0.000
	3.06	Unit investment trusts	—	0.000	—	—	—	0.000
	3.07	Closed-end funds	—	0.000	—	—	—	0.000
	3.08	Exchange traded funds	—	0.000	—	—	—	0.000
	3.09	Total common stocks	6,286,492,693	53.659	6,286,492,693	—	6,286,492,693	53.668
4.	Mortgage loans (Schedule B):
	4.01	Farm mortgages	—	0.000	—	—	—	0.000
	4.02	Residential mortgages	—	0.000	—	—	—	0.000
	4.03	Commercial mortgages	348,218,747	2.972	348,218,747	—	348,218,747	2.973
	4.04	Mezzanine real estate loans	—	0.000	—	—	—	0.000
	4.05	Total valuation allowance	—	0.000	—	—	—	0.000
	4.06	Total mortgage loans	348,218,747	2.972	348,218,747	—	348,218,747	2.973
5.	Real estate (Schedule A):
	5.01	Properties occupied by company	187,056,064	1.597	187,056,064	—	187,056,064	1.597
	5.02	Properties held for production of income	1,054,110	0.009	1,054,110	—	1,054,110	0.009
	5.03	Properties held for sale	—	0.000	—	—	—	0.000
	5.04	Total real estate	188,110,174	1.606	188,110,174	—	188,110,174	1.606

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

Annual Statement for the Year Ended December 31, 2024
Supplemental Schedule 2 – Summary Investment Schedule

			Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
			1	2	3	4	5	6
			Amount	Percentage of Column 1 Line 13	Amount	Securities Lending Reinvested Collateral Amount	Total (Col. 3 + 4) Amount	Percentage of Column 5 Line 13
6.	Cash, cash equivalents and short-term investments:
	6.01	Cash (Schedule E, Part 1)	3,676,777	0.031	3,676,777	—	3,676,777	0.031
	6.02	Cash equivalents (Schedule E, Part 2)	249,187,189	2.127	249,187,213	—	249,187,213	2.127
	6.03	Short-term investments (Schedule DA)	—	0.000	—	—	—	0.000
	6.04	Total cash, cash equivalents and short-term investments	252,863,966	2.158	252,863,990	—	252,863,990	2.159
07	Contract loans		1,154,705,285	9.856	1,154,705,285	—	1,154,705,285	9.858
08	Derivatives (Schedule DB)		27,040,573	0.231	27,040,573	—	27,040,573	0.231
09	Other invested assets (Schedule BA)		551,434,165	4.707	549,319,203	—	549,319,203	4.690
10	Receivables for securities		1,746,141	0.015	1,699,093	—	1,699,093	0.015
11	Securities Lending (Schedule DL, Part 1)		—	0.000	—
12	Other invested assets (Page 2, Line 11)		—	0.000	—	—	—	0.000
13	Total invested assets		11,715,735,303	100.000	11,713,573,320	—	11,713,573,320	100.000

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES
For The Year Ended December 31, 2024

Answer the following interrogatories by reporting the applicable U.S. dollar amounts and percentages of the reporting entity's total admitted assets held in that category of investments.

1.Reporting entity's total admitted assets as reported on Page 2 of the Annual Statement .........… $11,810,849,748

2.Ten largest exposures to a single issuer/borrower/investment.

	1	2	3	4
	Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets
2.01	CIGNA HEALTH AND LIFE INS CO	Affiliated Common Stock	$ 6,283,446,267	53.2%
2.02	RFCSP STRIP PRINCIPAL	Bond	$ 43,633,556	0.4%
2.03	BRUSSELS AIRPORT NV/SA	Bond	$ 42,226,515	0.4%
2.04	AUGUSTA FUNDING	Bond	$ 39,420,255	0.3%
2.05	TENN VALLEY AUTHORITY	Bond	$ 37,350,523	0.3%
2.06	CATERPILLAR INC	Bond	$ 36,190,562	0.3%
2.07	SWEDISH EXPORT CREDIT	Bond	$ 33,775,027	0.3%
2.08	CONSOLIDATED EDISON CO O	Bond	$ 32,918,695	0.3%
2.09	ORANGE & ROCKLAND UTILIT	Bond	$ 31,175,756	0.3%
2.10	AEP TRANSMISSION COMPANY LLC	Bond	$ 30,994,775	0.3%

3.Amounts and percentages of the reporting entity's total admitted assets held in bonds and preferred stocks by NAIC designation.

	Bonds	1	2		Preferred Stocks	3	4
3.01	NAIC-1	$ 1,326,133,830	11.2%	3.07	NAIC-1	$ —	0.0%
3.02	NAIC-2	$ 1,468,435,508	12.4%	3.08	NAIC-2	$ —	0.0%
3.03	NAIC-3	$ 48,193,148	0.4%	3.09	NAIC-3	$ —	0.0%
3.04	NAIC-4	$ 59,901,874	0.5%	3.10	NAIC-4	$ —	0.0%
3.05	NAIC-5	$ —	0.0%	3.11	NAIC-5	$ —	0.0%
3.06	NAIC-6	$ 2,275,231	0.0%	3.12	NAIC-6	$ 183,968	0.0%

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

4.	Assets held in foreign investments:
4.01	Are assets held in foreign investments less than 2.5% of the reporting entity's total admitted assets?	No

	If response to 4.01 above is yes, responses are not required for interrogatories 5 - 10.
		1	2
4.02	Total admitted assets held in foreign investments:	$ 1,041,778,301	8.8%
4.03	Foreign-currency-denominated investments:	$ 389,596,664	3.3%
4.04	Insurance liabilities denominated in that same foreign currency:	$ —	0.0%

5.	Aggregate foreign investment exposure categorized by NAIC sovereign designation:
		1	2
5.01	Countries designated NAIC-1:	$ 907,801,342	7.7%
5.02	Countries designated NAIC-2:	$ 89,997,448	0.8%
5.03	Countries designated NAIC-3 or below:	$ 43,979,511	0.4%

6.	Largest foreign investment exposures by country, categorized by the country's NAIC sovereign designation:
			1	2
	Countries designated NAIC-1:
6.01	Country 1:	United Kingdom	$ 278,276,927	2.4%
6.02	Country 2:	Australia	$ 200,945,684	1.7%
	Countries designated NAIC-2:
6.03	Country 1:	Mexico	$ 35,932,849	0.3%
6.04	Country 2:	India	$ 16,034,764	0.1%
	Countries designated NAIC-3 or below:
6.05	Country 1:	Bahamas	$ 19,863,916	0.2%
6.06	Country 2:		$ 18,894,198	0.2%

		1	2
7	Aggregate unhedged foreign currency exposure:	$ 117,824,825	1.0%

8.	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign designation:
		1	2
8.01	Countries designated NAIC-1:	$ —	0.0%
8.02	Countries designated NAIC-2:	$ —	0.0%
8.03	Countries designated NAIC-3 or below:	$ 117,824,825	1.0%

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

9.	Largest unhedged foreign currency exposures by country, categorized by the country's NAIC sovereign designation:
			1	2
	Countries designated NAIC-1:
9.01	Country 1:		$ —	0.0%
9.02	Country 2:		$ —	0.0%
	Countries designated NAIC-2:
9.03	Country 1:		$ —	0.0%
9.04	Country 2:		$ —	0.0%
	Countries designated NAIC-3 or below:
9.05	Country 1:	United Kingdom	$ 113,943,237	1.0%
9.06	Country 2:	France	$ 3,106,859	0.0%

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:
	1	2	3	4
	Issuer	NAIC Designation
10.01	AEA MEZZANINE (UNLEV) FUND LP		$ 109,483,615	0.9%
10.02	MML PARTNERSHIP CAPITAL VII S.		$ 77,147,547	0.7%
10.03	BRUSSELS AIRPORT NV/SA	2FE	$ 42,226,515	0.4%
10.04	NSW PORTS FINANCE CO PTY LTD	2Y	$ 29,366,800	0.2%
10.05	TOTTENHAM HOTSPUR F.C.	2L	$ 25,155,000	0.2%
10.06	CARIBBEAN UTILITIES CO	2	$ 25,000,000	0.2%
10.07	SANCTUARY HOUSING ASSOC	1	$ 21,381,750	0.2%
10.08	MEXICO CITY ARPT TRUST	2FE	$ 19,927,607	0.2%
10.09	MML GRWTH CAP PART IRELAND II		$ 19,926,461	0.2%
10.10	S.P. ISLANDERS INVESTORS L.P.		$ 18,645,323	0.2%

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

11.	Amounts and percentages of the reporting entity's total admitted assets held in Canadian investments and unhedged Canadian currency exposure:
11.01	Are assets held in Canadian investments less than 2.5% of the reporting entity's total admitted assets?		Yes
	If response to 11.01 above is yes, responses are not required for the remainder of Interrogatory 11.
		1	2
11.02	Total admitted assets held in Canadian investments	$ —	0.0%
11.03	Canadian-currency-denominated investments	$ —	0.0%
11.04	Canadian-denominated insurance liabilities	$ —	0.0%
11.05	Unhedged Canadian currency exposure	$ —	0.0%

12.	Report aggregate amounts and percentages of the reporting entity's total admitted assets held in investments with contractual sales restrictions:
12.01	Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity's total admitted assets?		Yes
	If response to 12.01 above is yes, responses are not required for the remainder of Interrogatory 12.
	1	2	3
12.02	Aggregate statement value of investments with contractual sales restrictions	$ —	0.0%
	Largest three investments with contractual sales restrictions:
12.03		$ —	0.0%
12.04		$ —	0.0%
12.05		$ —	0.0%

13.	Amounts and percentages of admitted assets held in the ten largest equity interests:
13.01	Are assets held in equity interests less than 2.5% of the reporting entity's total admitted assets?		No

	If response to 13.01 above is yes, responses are not required for the remainder of Interrogatory 13.

	1	2	3
	Issuer
13.02	CIGNA HEALTH AND LIFE INS CO	$ 6,283,446,267	53.2%
13.03	LINCOLNSHIRE TT HOLDINGS LLC	$ 1,993,218	0.0%
13.04	SKILL TOPCO APS	$ 566,993	0.0%
13.05	REYEWEAR HOLDINGS, LLC	$ 416,215	0.0%
13.06	TRUE TEMPER SPORTS INC.	$ 159,811	0.0%
13.07	ALCOM, LLC	$ 94,157	0.0%
13.08		$ —	0.0%
13.09		$ —	0.0%
13.10		$ —	0.0%
13.11		$ —	0.0%

14.	Amounts and percentages of the reporting entity's total admitted assets held in nonaffiliated, privately placed equities:

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

14.01	Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity's total admitted assets?		Yes
	If response to 14.01 above is yes, responses are not required for 14.02 through 14.05.
	1	2	3
14.02	Aggregate statement value of investments held in nonaffiliated, privately placed equities	$ —	0.0%
	Largest three investments held in nonaffiliated, privately placed equities:
14.03		$ —	0.0%
14.04		$ —	0.0%
14.05		$ —	0.0%

Ten largest fund managers:
	1	2	3	4
	Fund Manager	Total Invested	Diversified	Nondiversified
14.06		$ —	$ —	$ —
14.07		$ —	$ —	$ —
14.08		$ —	$ —	$ —
14.09		$ —	$ —	$ —
14.10		$ —	$ —	$ —
14.11		$ —	$ —	$ —
14.12		$ —	$ —	$ —
14.13		$ —	$ —	$ —
14.14		$ —	$ —	$ —
14.15		$ —	$ —	$ —

15.	Amounts and percentages of the reporting entity's total admitted assets held in general partnership interests:
15.01	Are assets held in general partnership interests less than 2.5% of the reporting entity's total admitted assets?		Yes
	If response to 15.01 above is yes, responses are not required for the remainder of Interrogatory 15.
	1	2	3
15.02	Aggregate statement value of investments held in general partnership interests	$ —	0.0%
	Largest three investments in general partnership interests:
15.03		$ —	0.0%
15.04		$ —	0.0%
15.05		$ —	0.0%

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

16.	Amounts and percentages of the reporting entity's total admitted assets held in mortgage loans:
16.01	Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity's total admitted assets?		No
	If response to 16.01 above is yes, responses are not required for the remainder of Interrogatory 16 and Interrogatory 17.
	1	2	3
	Type (Residential, Commercial, Agricultural)
16.02	Commercial	$ 23,000,000	0.2%
16.03	Commercial	$ 19,907,256	0.2%
16.04	Commercial	$ 19,500,000	0.2%
16.05	Commercial	$ 19,159,887	0.2%
16.06	Commercial	$ 18,800,000	0.2%
16.07	Commercial	$ 15,859,790	0.1%
16.08	Commercial	$ 15,151,343	0.1%
16.09	Commercial	$ 14,500,000	0.1%
16.10	Commercial	$ 14,000,000	0.1%
16.11	Commercial	$ 13,000,000	0.1%

	Amount and percentage of the reporting entity's total admitted assets held in the following categories of mortgage loans:
	1	2	3
16.12	Construction loans	$ —	0.0%
16.13	Mortgage loans over 90 days past due	$ 13,000,000	0.1%
16.14	Mortgage loans in the process of foreclosure	$ —	0.0%
16.15	Mortgage loans foreclosed	$ —	0.0%
16.16	Restructured mortgage loans	$ —	0.0%

17.	Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:
		Residential		Commercial		Agricultural
Loan to Value		1	2	3	4	5	6
17.01	above 95%	$ —	0.0%	$ 16,645,639	0.1%	$ —	0.0%
17.02	91 to 95%	$ —	0.0%	$ 13,000,000	0.1%	$ —	0.0%
17.03	81 to 90%	$ —	0.0%	$ 15,151,343	0.1%	$ —	0.0%
17.04	71 to 80%	$ —	0.0%	$ 28,017,667	0.2%	$ —	0.0%
17.05	below 70%	$ —	0.0%	$ 275,404,095	2.3%	$ —	0.0%

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

18.	Amounts and percentages of the reporting entity's total admitted assets held in each of the five largest investments in real estate:
18.01	Are assets held in real estate reported less than 2.5% of the reporting entity's total admitted assets?		Yes
	If response to 18.01 above is yes, responses are not required for the remainder of Interrogatory 18.
	Largest five investments in any one parcel or group of contiguous parcels of real estate.
	Description
	1	2	3
18.02		$ —	0.0%
18.03		$ —	0.0%
18.04		$ —	0.0%
18.05		$ —	0.0%
18.06		$ —	0.0%

19.	Report aggregate amounts and percentages of the reporting entity's total admitted assets held in investments held in mezzanine real estate loans:
19.01	Are assets held in investments held in mezzanine real estate loans less than 2.5% of the reporting entity's total admitted assets?		Yes
	If response to 19.01 above is yes, responses are not required for the remainder of Interrogatory 19.
	1	2	3
19.02	Aggregate statement value of investments held in mezzanine real estate loans:	$ —	0.0%
	Largest three investments held in mezzanine real estate loans:
19.03		$ —	0.0%
19.04		$ —	0.0%
19.05		$ —	0.0%

20.	Amounts and percentages of the reporting entity's total admitted assets subject to the following types of agreements:
		At Year End		At End of Each Quarter
				1st Quarter	2nd Quarter	3rd Quarter
		1	2	3	4	5
20.01	Securities lending agreements (do not include assets held as collateral for such transactions)	$ —	0.0%	$ —	$ —	$ —
20.02	Repurchase agreements	$ —	0.0%	$ —	$ —	$ —
20.03	Reverse repurchase agreements	$ —	0.0%	$ —	$ —	$ —
20.04	Dollar repurchase agreements	$ —	0.0%	$ —	$ —	$ —
20.05	Dollar reverse repurchase agreements	$ —	0.0%	$ —	$ —	$ —

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

21.	Amounts and percentages of the reporting entity's total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:
		Owned		Written
		1	2	3	4
21.01	Hedging	$ —	0.0%	$ —	0.0%
21.02	Income generation	$ —	0.0%	$ —	0.0%
21.03	Other	$ —	0.0%	$ —	0.0%

22.	Amounts and percentages of the reporting entity's total admitted assets of potential exposure for collars, swaps, and forwards:
		At Year End		At End of Each Quarter
				1st Quarter	2nd Quarter	3rd Quarter
		1	2	3	4	5
22.01	Hedging	$ 5,440,492	0.0%	$ 5,640,875	$ 5,541,987	$ 5,533,691
22.02	Income generation	$ —	0.0%	$ —	$ —	$ —
22.03	Replications	$ —	0.0%	$ —	$ —	$ —
22.04	Other	$ —	0.0%	$ —	$ —	$ —

23.	Amounts and percentages of the reporting entity's total admitted assets of potential exposure for futures contracts:
		At Year End		At End of Each Quarter
				1st Quarter	2nd Quarter	3rd Quarter
		1	2	3	4	5
23.01	Hedging	$ —	0.0%	$ —	$ —	$ —
23.02	Income generation	$ —	0.0%	$ —	$ —	$ —
23.03	Replications	$ —	0.0%	$ —	$ —	$ —
23.04	Other	$ —	0.0%	$ —	$ —	$ —

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES
FOR THE YEAR ENDED DECEMBER 31, 2024

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or similar effect.

Yes [ ] No [X]

If yes, indicate the number of reinsurance contracts to which such provisions apply:

If yes, indicate if deposit accounting was applied for all contracts subject to Appendix A-791 that limit significant risks.

Yes [ ] No [ ] N/A [X]

2.Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects.

Yes [ ] No [X]

If yes, indicate the number of reinsurance contracts to which such provisions apply:

If yes, indicate whether the reinsurance credit was reduced for the risk-limiting features.

Yes [ ] No [ ] N/A [X]

3.Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which result in delays in payment in form or in fact:

(1)Provisions that permit the reporting of losses to be made less frequently than quarterly;
(2)Provisions that permit settlements to be made less frequently than quarterly;
(3)Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES
FOR THE YEAR ENDED DECEMBER 31, 2024

(4)The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes [ ] No [X]

4.Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Type of contract:	Response:	Identify reinsurance contract(s):	Has the insured event(s) triggering contract coverage been recognized?
Assumption reinsurance – new for the reporting period	Yes [ ] No [X]		Yes [ ] No [ ] N/A [X]
Non-proportional reinsurance, which does not result in significant surplus relief	Yes [ ] No [X]		Yes [ ] No [ ] N/A [X]

5.Has the Company ceded any risk in a reinsurance agreement that is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

(1)Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or

Yes [ ] No [X] N/A [ ]

(2)Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes [ ] No [X] N/A [ ]

If the answer to item (a) or item (b) is yes, include relevant information regarding GAAP to SAP differences to explain why the contract(s) is treated differently for GAAP and SAP below:

________________________________________________________________________________